As filed with the Securities and Exchange Commission on December 22, 2022
1933 Act Registration No. 033-70742
1940 Act Registration No. 811-08090

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 229
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 232
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
(Exact Name of Registrant as Specified in Charter)
Jayson R. Bronchetti, President
1301 South Harrison Street
Fort Wayne, Indiana 46802
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (260) 455-2000
Ronald A. Holinsky, Esquire
Lincoln Financial Group
150 N. Radnor-Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copies of all communications to:
Robert A. Robertson, Esquire
Dechert, LLP
US Bank Tower
633 West 5th Street, Suite 4900
Los Angeles, CA 90071-2013
It is proposed that this filing will become effective:
[] immediately upon filing pursuant to paragraph (b)
[] on XX, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on __________________ pursuant to paragraph (a)(1)
[X] 75 days after filing pursuant to paragraph (a)(2)
[ ] on __________________ pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of Beneficial Interest.

Lincoln Variable Insurance Products Trust

LVIP JPMorgan Core Bond Fund

Standard and Service Class

1301 South Harrison Street

Fort Wayne, Indiana 46802

Prospectus May [1], 2023

LVIP JPMorgan Core Bond Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan Core Bond Fund

(Standard and Service Class)

Summary

Investment Objective

The investment objective of the LVIP JPMorgan Core Bond Fund (the “Fund”) is to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.10%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	0.51%	0.76%

[1]	Other Expenses are based on estimates for the current fiscal year.
[2]	Acquired Fund Fees and Expenses (AFFE) is based on estimated amounts for the current fiscal year

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$52	$164	$285	$640
Service Class	$78	$243	$422	$942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [XX]% of the average value of its portfolio.

Principal Investment Strategies

The Fund is designed to maximize total return by investing in a portfolio of investment grade intermediate- and long-term debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations including treasury coupon strips and treasury principal strips and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.

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Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, net assets include the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities. The Fund’s average weighted maturity will ordinarily range between four and 12 years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

Securities will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. J.P. Morgan Investment Management Inc. (“JPMIM” or the “sub-adviser”) may invest a significant portion or all of the Fund’s assets in mortgage-related and mortgage-backed securities in the sub-adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The sub-adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the sub-adviser looks for individual fixed income investments that it believes will perform well over market cycles. The sub-adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. As part of its security selection process, the sub-adviser seeks to assess the impact of environmental, social and governance factors on certain issuers in the universe in which the Fund may invest. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

The Fund’s investment objectives are not fundamental. This means that the Fund’s Board of Trustees (Board) may change the Fund’s objectives without obtaining shareholder approval. If the objectives were changed, the Fund would notify shareholders at least 60 days before the change became effective.

The Fund’s 80% policy is not fundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

Principal Risks

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

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General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities held by the Fund may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

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Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.

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Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

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Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

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Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage- related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage- related and mortgage-backed securities, or debt securities.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub- prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

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Inverse Floater Risk. Inverse floaters and inverse IOs are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

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Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

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Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

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Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

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Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or sup- plies, or other events that affect that

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industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

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Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of Fund securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non- cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

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Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Fund Performance

The Fund has adopted the historical performance of the JPMorgan Insurance Trust Core Bond Portfolio, a former series of the JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on [May 1], 2023. The Fund commenced offering Standard Class shares and Service Class shares on [May 1], 2023.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Class 1 shares and Class 2 shares respectively. The returns presented for periods prior to May 1, 2023 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund’s Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund’s Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows historical performance of the Predecessor Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Standard Class shares of the Predecessor Fund commenced operations on [May 1, 1997], the Service Class shares of the Predecessor Fund commenced operations on [August 16, 2006], and the Since Inception returns in the table below are based on these dates. Historical performance figures for periods prior to [May 1], 2023 have not been adjusted to reflect fees and expenses of Standard Class shares and Service Class shares of the Fund, respectively. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Returns (%)

[Bar chart to be filed by amendment]

Highest Quarterly Return Q[X] [XX]%

Lowest Quarterly Return Q[X] [XX]%

Average Annual Total Returns for periods ended 12/31/22

	1 year		5 years		10 years
LVIP JPMorgan Core Bond Fund—Standard Class	[XX	]%	[XX	]%	[XX	]%

LVIP JPMorgan Core Bond Fund—Service Class	[XX	]%	[XX	]%	[XX	]%
[Bloomberg U.S. Aggregate Index]*	[XX	]%	[XX	]%	[XX	]%

*	Index Returns are based on [May 1, 1997] inception date of the Predecessor Fund.

Investment Adviser and Sub-Adviser

Investment Adviser:    Lincoln Investment Advisors Corporation (“LIAC”)

Investment Sub-Adviser:    J.P. Morgan Investment Management Inc. (“JPMIM”)

Portfolio Managers

JPMIM Portfolio Managers	Company Title	Experience with Fund*
Richard D. Figuly	Managing Director, Lead Portfolio Manager	Since 2016
Justin Rucker	Executive Director, Portfolio Manager	Since 2019
Steven Lear	Managing Director, U.S. Chief Investment Officer	Since 2021

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*	Reflects Portfolio Manager’s experience with the Predecessor Fund.

Purchase and Sale of Fund Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.

Tax Information

In general, contract owners are taxed only on underlying Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.

Payments to Broker-Dealers and other Financial Intermediaries

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about the Fund

Investment Objective and Principal Investment Strategies

The Fund is designed to maximize total return by investing in a portfolio of investment grade intermediate- and long-term debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations including treasury coupon strips and treasury principal strips and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.

Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, net assets include the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities. The Fund’s average weighted maturity will ordinarily range between four and 12 years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

Securities will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. J.P. Morgan Investment Management Inc. (“JPMIM” or the “sub-adviser”) may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities in the sub-adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

The sub-adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the sub-adviser looks for individual fixed income investments that it believes will perform well over market cycles. The sub-adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. As part of its security selection process, the sub-adviser seeks to assess the impact of environmental, social and governance factors on certain issuers in the universe in which the Fund may invest. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

Credit Quality. The Fund limits its investments to investment grade securities or the unrated equivalent.

A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The sub-adviser will consider such an event in determining whether the Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. The Fund uses the methodology described below to determine the credit quality of its investments.

For the Fund, investment grade securities are securities that have been determined to be investment grade (for example, the equivalent of BBB- or higher) based on ratings by the following NRSROs—Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch), DBRS Morningstar and Kroll and the following methodology. Securities that have received ratings from more than one of these NRSROs are considered investment grade if any one of the NRSROs has rated the security investment grade. If none of these NRSROs rate a security, the sub-adviser must determine that it is of comparable quality to an investment grade security or a non-investment grade security, respectively, in order for such security to be treated as an investment grade or a non-investment grade security, respectively.

As indicated in the summary of Principal Investment Strategies above, the Fund may invest in “sub-prime” mortgage-related securities. “Subprime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In general, these borrowers have impaired or limited credit history.

Average Weighted Maturity. The Fund’s average weighted maturity will ordinarily range between 4 and 12 years. The Fund will have a longer or shorter average weighted maturity under certain market conditions, and the Fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value). Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates.

Usually the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund. Because the Fund holds asset-backed, mortgage-backed

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and similar securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

Investment Strategies. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this fundamental policy, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

Additional Strategies. The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. Although the use of derivatives is not a principal strategy of the Fund, the Fund may use futures contracts, options, swaps and other instruments from time to time to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

The Fund may invest in loan participations and assignments (Loans) although the Fund does not currently use Loans as part of its principal investment strategy.

Although not main investment strategies, the Fund may also utilize:

•	other investment companies

•	exchange-traded funds (ETFs)

•	affiliated money market funds

The Fund may utilize these investment strategies to a greater or lesser degree. If a strategy is a main investment strategy for the Fund, it is summarized in the summary of Principal Investment Strategies above.

ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

The Fund may invest in exchange traded funds (ETFs) in order to gain exposure to particular markets including foreign and emerging markets or asset classes. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must limit its investments in a single ETF to 3% of the ETFs total assets, 5% of the Portfolio’s total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Please note that the Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in debt securities only upon 60 days’ notice to shareholders.

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Principal Risks

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Interest Rate Risk. The Fund invests in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.

Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.

Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the U.S. and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates subject the Fund to the risks described above. In addition, the current environment is exposing debt markets to significant volatility and reduced liquidity for Fund investments.

Credit Risk. There is a risk that issuers and/or a counterparty to a security, contract, repurchase agreement or other investment will not make payments on securities, repurchase agreements or other investments held by the Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions, including the conditions resulting from the COVID-19 pandemic. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding these securities are backed by the full faith and credit of the United States, circumstances could arise that would

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prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, asset-backed, mortgage-backed and mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. In periods of either rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-backed and mortgage-related investments that include so-called “sub-prime” mortgages (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default). The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.

The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of the Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.

The Fund may invest in CMOs. CMOs debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be particularly sensitive to changes in prevailing interest rates.

The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Inverse Floater Risk. The Fund may use inverse floaters and inverse IOs which are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and

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nationalization risks sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collect- ability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income; and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.

Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Management and Organization

The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.

Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LIAC (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LIAC and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LIAC.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LIAC has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.

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Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIAC”) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIAC’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIAC (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LIAC had more than $[XXX.X billion] in assets under management.

Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.

The Fund has entered into an Investment Management Agreement with LIAC. LIAC may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LIAC from its management fee.

A description of LIAC (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LIAC (aggregate advisory fee paid to LIAC is 0.40% of the Fund’s average net assets).

Sub-Adviser	J.P. Morgan Investment Management Inc. (“JPMIM“) is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of September 30, 2022, JPMIM and its affiliates had $2.2 trillion in assets under management.

JPMIM Portfolio Managers	Richard Figuly, Justin Rucker, and Steven Lear are responsible for the day-to-day management of the Fund’s assets.

Richard Figuly, Managing Director, is the lead portfolio manager responsible for day-to-day management of the Fund. An employee of JPMIM or predecessor firms since 1993 and a portfolio manager for the Fund since March 2016, Mr. Figuly is a member of JPMIM’s Global Fixed Income, Currency & Commodities Group (GFICC) and head of GFICC’s Core Bond team responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. An employee of JPMIM since 2006 and a portfolio manager of the Fund since 2019.

Justin Rucker, Executive Director, is a member of the GFICC group and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios. An employee of JPMIM since 2008 and a portfolio manager of the Fund since January 2021.

Steven Lear, Managing Director and CFA charterholder, is the U.S. Chief Investment Officer within the GFICC team responsible for oversight and management of fixed income investment strategies in the U.S.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory and sub-advisory contracts will be in the Fund’s first annual or semiannual report to shareholders following the Fund’s commencement of operations.

Pricing of Fund Shares

The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.

An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.

The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”

In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund’s Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are

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unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.

To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.

Purchase and Sale of Fund Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.

The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.

The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.

Market Timing

Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio, and increase the Fund’s brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.

Investors may seek to exploit delays between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund’s portfolio securities.

The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIAC each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIAC, the transaction may adversely affect the Fund or its shareholders.

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.

The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.

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Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the Fund’s disclosure of portfolio securities is available in the Fund’s SAI.

Share Classes and Distribution Arrangements

The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.25% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.

LIAC and its affiliates, including LFD, and/or the Fund’s sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund’s NAV, or the price of its shares, as such payments are not made from Fund assets.

For more information, please see the SAI.

Distribution Policy

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.

Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.

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Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Fund’s Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by PricewaterhouseCoopers LLP, the Predecessor Fund’s independent auditor, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling 800 480-4111.

[Financial highlights tables to be filed by amendment]

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General Information

The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund’s Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.

You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated [May 1], 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.

You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.

The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund’s SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.

You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC File No: 811-08090

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Lincoln Variable Insurance Products Trust

LVIP JPMorgan Mid Cap Value Fund

Standard and Service Class

1301 South Harrison Street

Fort Wayne, Indiana 46802

Prospectus May [1], 2023

LVIP JPMorgan Mid Cap Value Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan Mid Cap Value Fund

(Standard and Service Class)

Summary

Investment Objective

The investment objective of the JPMorgan Mid Cap Value (the “Fund”) is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.73%	0.98%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$75	$233	406	906
Service Class	$100	$312	542	1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [XX]% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the reconstitution of the Russell Midcap Value Index on [March 31, 2023], the market capitalizations of the companies in the index ranged from $[XX.XX] billion to $[X.XX] million. In Reimplementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, J.P. Morgan Investment Management Inc. (“JPMIM” or the “sub-adviser”) employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The sub-adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Fund invests. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the Fund for reasons other than material ESG factors while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

The sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the sub-adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s 80% policy is not fundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

The investment objective for the Fund is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

Principal Risks

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

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Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredict- ably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

•

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities held by the Fund may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown

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Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

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Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

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Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions and may create leverage which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

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Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

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Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or sup- plies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

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Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Fund Performance

The Fund has adopted the historical performance of the JPMorgan Insurance Trust Mid Cap Value Portfolio, a former series of the JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on [May 1], 2023. The Fund commenced offering Standard Class shares and Service Class shares on [May 1], 2023. The pre-inception historical performance shown below for Standard Class shares is based on the previous performance of the Predecessor Fund’s Class 1 shares. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund’s Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund’s Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows historical performance of the Predecessor Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Standard Class shares of the Predecessor Fund commenced operations on [September 28, 2001], and the Since Inception returns in the table below are based on these dates. Historical performance figures for periods prior to [May 1], 2023 have not been adjusted to reflect fees and expenses of Standard Class shares and Service Class shares of the Fund, respectively. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Returns (%)

[Bar chart to be filed by amendment]

Highest Quarterly Return Q[X] [XX]%

Lowest Quarterly Return Q[X] [XX]%

Average Annual Total Returns for periods ended 12/31/22

	1 year		5 years		10 years
LVIP JPMorgan Mid Cap Value Fund—Standard Class	[XX	]%	[XX	]%	[XX	]%
LVIP JPMorgan Mid Cap Value Fund—Service Class	[XX	]%	[XX	]%	[XX	]%
[Russell Midcap Value Index]*	[XX	]%	[XX	]%	[XX	]%

*	Index Returns are based on [September 28, 2001] inception date of the Predecessor Fund.

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation (“LIAC”)

Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)

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Portfolio Managers

JPMIM

Portfolio Managers	Company Title	Experience with Fund
Jonathan Simon	Managing Director, Portfolio Manager	Since 2001
Lawrence E. Playford	Managing Director, Portfolio Manager	Since 2004

Purchase and Sale of Fund Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.

Tax Information

In general, contract owners are taxed only on underlying Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.

Payments to Broker-Dealers and other Financial Intermediaries

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about the Fund

Investment Objective and Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the reconstitution of the Russell Midcap Value Index on [March 31, 2023], the market capitalizations of the companies in the index ranged from $[XX.XX] billion to $[X.XX] million. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, J.P. Morgan Investment Management Inc. (“JPMIM” or the “sub-adviser”) employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The sub-adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Fund invests. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the Fund for reasons other than material ESG factors while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

The sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the sub-adviser identifies a stock that it believes offers a better investment opportunity.

The Fund will invest primarily in equity securities as described above. The Fund invests in common stock as a main strategy. Although currently not a main strategy, the Fund’s investments in equity securities may also include:

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock.

The main investment strategies for the Fund may also include the following some of which may be equity securities:

•	REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	derivatives, including futures

Although not main investment strategies, the Fund may also utilize the following some of which may be equity securities:

•	other investment companies

•	exchange-traded funds (ETFs)

•	affiliated money market funds

•	derivatives, including options and swaps

The Fund is also permitted to use derivatives such as futures, options, swaps and other instruments in order to hedge various investments, for risk management and/or to opportunistically enhance the Fund’s returns. In connection with its main investment strategies, the Fund may use futures to more effectively gain targeted equity exposure from its cash position. Under certain market conditions, the Fund’s use of derivatives for cash management or other investment management purposes could be significant.

ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying Fund.

Ordinarily, the Fund must limit its investments in a single ETF to 3% of the ETFs total assets, 5% of the Fund’s total assets and in all ETFs and other investment companies to 10% of its total assets. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940, as amended (1940 Act) are not subject to these percentage limitations. The Securities and Exchange Commission (SEC) adopted an

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exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

The Fund may utilize these instruments and investment strategies to a greater or lesser degree. If a strategy is a main investment strategy, it is summarized above.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions. The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% policy above.

Please note that the Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in medium-sized companies only upon 60 days’ notice to shareholders.

Principal Risks

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Mid Cap Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term.

Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk. Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in

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losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount and timing of distributions to shareholders.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.

The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate

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environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Management and Organization

The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.

Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LIAC (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LIAC and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LIAC.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LIAC has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.

Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIAC”) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIAC’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIAC (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LIAC had more than $XXX.X billion in assets under management.

Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.

The Fund has entered into an Investment Management Agreement with LIAC. LIAC may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LIAC from its management fee.

A description of LIAC (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LIAC (aggregate advisory fee paid to LIAC is 0.65% of the Fund’s average net assets).

Sub-Adviser	J.P. Morgan Investment Management Inc. (“JPMIM“) is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of September 30, 2022, JPMIM and its affiliates had $2.2 trillion in assets under management.

JPMIM Portfolio Managers	Jonathan Simon and Lawrence E. Playford are responsible for the day-to-day management of the Fund’s assets.

Jonathan Simon, Managing Director of JPMIM, has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Mr. Simon is a senior member of the U.S. Equity Value portfolio management team.

Lawrence E. Playford, Managing Director of JPMIM and a CFA charterholder, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory and sub-advisory contracts will be in the Fund’s first annual or semiannual report to shareholders following the Fund’s commencement of operations.

8

Pricing of Fund Shares

The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.

An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.

The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”

In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund’s Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.

To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.

Purchase and Sale of Fund Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.

The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.

The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.

Market Timing

Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio, and increase the Fund’s brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.

9

Investors may seek to exploit delays between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund’s portfolio securities.

The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIAC each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIAC, the transaction may adversely affect the Fund or its shareholders.

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.

The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.

Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the Fund’s disclosure of portfolio securities is available in the Fund’s SAI.

Share Classes and Distribution Arrangements

The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.25% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.

LIAC and its affiliates, including LFD, and/or the Fund’s sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund’s NAV, or the price of its shares, as such payments are not made from Fund assets.

For more information, please see the SAI.

10

Distribution Policy

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.

Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.

11

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Fund’s Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by PricewaterhouseCoopers LLP, the Predecessor Fund’s independent auditor, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling 800 480-4111.

[Financial highlights tables to be filed by amendment]

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General Information

The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund’s Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.

You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated [May 1], 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.

You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.

The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund’s SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.

You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC File No: 811-08090

13

Lincoln Variable Insurance Products Trust

LVIP JPMorgan Small Cap Core Fund

Standard and Service Class

1301 South Harrison Street

Fort Wayne, Indiana 46802

Prospectus May [1], 2023

LVIP JPMorgan Small Cap Core Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan Small Cap Core Fund

(Standard and Service Class)

Summary

Investment Objective

The investment objective of the LVIP JPMorgan Small Cap Core Fund (the “Fund”) is to seek capital growth over the long term. .

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses1	0.11%	0.11%
Total Annual Fund Operating Expenses	0.76%	1.01%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$78	$243	$422	$942
Service Class	$103	$322	$558	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [XX]% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase. As of the reconstitution of the Russell 2000 Index on [March 31, 2023], the market capitalizations of the companies in the index ranged from $[X.XX million] to $[X.XX billion]. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

LVIP JPMorgan Small Cap CoreFund	1

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

Investment Process: The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index. In managing the Fund, J.P. Morgan Investment Management, Inc. (“JPMIM” or the “sub-adviser”) employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers the universe in which the Fund invests. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the Fund for reasons other than material ESG factors while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Fund constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The Fund’s 80% policy is not fundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

The investment objective for the Fund is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

Principal Risks

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

•

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredict- ably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

•

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities held by the Fund may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

•

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, the share price changes may be more sudden or erratic than the prices of other securities, especially over the short term.

•

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions and may create leverage which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives,

LVIP JPMorgan Small Cap CoreFund	2

the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

•

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

•

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or sup- plies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

•

Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.

•

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Fund Performance

The Fund has adopted the historical performance of the JPMorgan Insurance Trust Small Cap Core Portfolio, a former series of the JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on [May 1], 2023. The Fund commenced offering Standard Class shares and Service Class shares on [May 1], 2023.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Class 1 shares and Class 2 shares respectively. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund’s Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund’s Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows historical performance of the Predecessor Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Standard Class shares of the Predecessor Fund commenced operations on [January 3, 1995], the Service Class shares of the Predecessor Fund commenced operations on [April 24, 2009], and the Since Inception returns in the table below are based on these dates. Historical performance figures for periods prior to [May 1], 2023 have not been adjusted to reflect fees and expenses of Standard Class shares and Service Class shares of the Fund, respectively. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Returns (%)

[Bar chart to be filed by amendment]

Highest Quarterly Return Q[X] [XX]%

Lowest Quarterly Return Q[X] [XX]%

Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP JPMorgan Small Cap Core Fund—Standard Class	[XX]%	[XX]%	[XX]%

LVIP JPMorgan Small Cap Core Fund—Service Class	[XX]%	[XX]%	[XX]%
[Russell 2000 Index]*	[XX]%	[XX]%	[XX]%

LVIP JPMorgan Small Cap CoreFund	3

*	Index Returns are based on [January 3, 1995] inception date of the Predecessor Fund.

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation (“LIAC”) Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)

Portfolio Managers

JPMIM Portfolio Managers	Company Title	Experience with Fund*
Phillip D. Hart	Managing Director, Portfolio Manager	Since 2011
Wonseok Choi	Managing Director, Portfolio Manager	Since 2019
Jonathan L. Tse	Executive Director, Portfolio Manager	Since 2019
Akash Gupta	Executive Director, Portfolio Manager	Since 2019
Robert Ippolito	Vice President, Portfolio Manager and Analyst	Since 2022

*	Reflects Portfolio Manager’s experience with the Predecessor Fund.

Purchase and Sale of Fund Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.

Tax Information

In general, contract owners are taxed only on underlying Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.

Payments to Broker-Dealers and other Financial Intermediaries

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary’s website for more information.

LVIP JPMorgan Small Cap CoreFund	4

Additional Information about the Fund

Investment Objective and Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase. As of the reconstitution of the Russell 2000 Index on [March 31, 2023], the market capitalizations of the companies in the index ranged from $[X.XX million] to $[XX.XX billion]. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

Investment Process: The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index. In managing the Fund, J.P. Morgan Investment Management, Inc. (“JPMIM” or the “sub-adviser”) employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance factors on the companies in which the Fund invests. The sub-adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Fund constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The Fund will invest primarily in equity securities as described above. The Fund invests in common stock as a main strategy. Although currently not a main strategy, the Fund’s investment in equity securities may also include:

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

The main investment strategies for the Fund may also include the following some of which may be equity securities:

•	REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	derivatives, including futures

Although not main investment strategies, the Fund may also utilize the following some of which may be equity securities:

•	other investment companies

•	exchange traded funds (ETFs)

•	affiliated money market funds

•	derivatives, including options and swaps

The Fund is also permitted to use derivatives such as futures, options, swaps and other instruments in order to hedge various investments, for risk management and/or to opportunistically enhance the Fund’s returns. In connection with its main investment strategies, the Fund may use futures to more effectively gain targeted equity exposure from its cash positions. Under certain market conditions, the Fund’s use of derivatives for cash management or other investment management purposes could be significant.

ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Ordinarily, the Fund must limit its investments in a single ETF to 3% of the ETFs total assets, 5% of the Fund’s total assets and in all ETFs and other investment companies to 10% of its total assets. ETFs that are not structured as investment companies as defined in the Investment

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Company Act of 1940, as amended (1940 Act) are not subject to these percentage limitations. The Securities and Exchange Commission (SEC) adopted an exemptive rule that allows any fund investing in such ETFs to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

The Fund may utilize these instruments and investment strategies to a greater or lesser degree. If a strategy is a main investment strategy for the Fund, it is summarized above.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions. The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy above.

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in stocks of small-cap companies only upon 60 days’ notice to shareholders.

Principal Risks

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Smaller Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

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Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount and timing of distributions to shareholders.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.

The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.

Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the sub-adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the sub-adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

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Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Management and Organization

The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.

Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LIAC (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LIAC and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LIAC.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LIAC has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.

Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIAC”) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIAC’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIAC (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LIAC had more than $XXX.X billion in assets under management.

Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.

The Fund has entered into an Investment Management Agreement with LIAC. LIAC may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LIAC from its management fee.

A description of LIAC (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LIAC (advisory fee is 0.65% of the Fund’s average daily net assets).

Sub-Adviser	J.P. Morgan Investment Management Inc. (“JPMIM“) is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of September 30, 2022, JPMIM and its affiliates had $2.2 trillion in assets under management.

JPMIM Portfolio Managers	Phillip D. Hart, Wonseok Choi, Jonathan L. Tse, Akash Gupta, and Robert Ippolito are responsible for the day-to-day management of the Fund’s assets.

Phillip D. Hart, Managing Director of JPMIM and a CFA charterholder, is a portfolio manager and the head of the U.S. Structured Equity Small and Mid Cap Team. An employee of the firm since 2003, his responsibilities include managing all of the Structured Equity Small and Mid Cap strategies. Previously he worked on quantitative research and the daily implementation and maintenance of portfolios for the group. Mr. Hart obtained a B.A. in economics from Cornell University.

Wonseok Choi, Managing Director of JPMIM, is a portfolio manager and the head of quantitative research for the U.S. Structured Equity Group. An employee of the firm since 2006, he is responsible for conducting quantitative research on proprietary models utilized in portfolio management. Prior to joining the firm, Mr. Choi worked as a research manager at Arrowstreet Capital, L.P., where he was involved in developing and enhancing the firm’s forecasting, risk and transaction-cost models. Mr. Choi holds a Ph.D. in economics from Harvard University and a B.A. in economics from Seoul National University.

Jonathan L. Tse, Executive Director of JPMIM and a CFA charterholder, is a portfolio manager and member of the quantitative research team for the U.S. Structured Equity Group, and has been a member of the team since 2004. Prior to joining the firm, Mr. Tse worked as a summer intern for UBS and Credit Suisse First Boston in software and database development. Mr. Tse graduated in May 2004 with a B.S. in computer engineering from Columbia University.

Akash Gupta, Executive Director of JPMIM and a CFA charterholder, is a portfolio manager and research analyst within the U.S. Structured Equity Small and Mid Cap Team, and has been a member of the team since 2008. An employee of the firm since 2004, Mr. Gupta previously spent over three years in the sell-side Equity Research Group, focusing on the electronics

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manufacturing supply chain sector. Mr. Gupta holds a B.Tech. in electronics & communication (Gold Medalist) from I.I.T. (Indian Institute of Technology) in Roorkee, India and a M.B.A. in analytical finance from the ISB (Indian School of Business) in Hyderabad, India. He is also a certified Financial Risk Manager (FRM).

Robert A. Ippolito, vice president, is a portfolio manager and analyst within the U.S. Structured Equity Small and Mid Cap Team, and has been a member of the team since 2009. He previously worked as an analyst at Fifth Street Capital, a specialty finance company. He graduated magna cum laude with a B.S. in applied economics and management from Cornell University and is a CFA charterholder.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory and sub-advisory contracts will be available after the Fund commences operations.

Pricing of Fund Shares

The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.

An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.

The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”

In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund’s Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.

To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.

Purchase and Sale of Fund Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.

The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.

The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be

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used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.

Market Timing

Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio, and increase the Fund’s brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.

Investors may seek to exploit delays between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund’s portfolio securities.

The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIAC each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIAC, the transaction may adversely affect the Fund or its shareholders.

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.

The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.

Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the Fund’s disclosure of portfolio securities is available in the Fund’s SAI.

Share Classes and Distribution Arrangements

The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.25% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.

LIAC and its affiliates, including LFD, and/or the Fund’s sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

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If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund’s NAV, or the price of its shares, as such payments are not made from Fund assets.

For more information, please see the SAI.

Distribution Policy

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.

Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.

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Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Fund’s Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by PricewaterhouseCoopers LLP, the Predecessor Fund’s independent auditor, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling 800 480-4111.

[Financial highlights tables to be filed by amendment]

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General Information

The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund’s Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.

You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated [May 1], 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.

You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.

The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund’s SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.

You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC File No: 811-08090

13

Lincoln Variable Insurance Products Trust

LVIP JPMorgan U.S. Equity Fund

Standard and Service Class

1301 South Harrison Street

Fort Wayne, Indiana 46802

Prospectus May [1], 2023

LVIP JPMorgan U.S. Equity Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan U.S. Equity Fund

(Standard and Service Class)

Summary

Investment Objective

The investment objective of the LVIP JPMorgan U.S. Equity Fund (the “Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses1	0.12%	0.12%
Total Annual Fund Operating Expenses	0.67%	0.92%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 Years	10 years
Standard Class	$68	$214	$373	$835
Service Class	$94	$293	$509	$1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [XX]% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and mid-capitalization U.S. companies but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market.

The Fund focuses on those equity securities that it considers attractively valued and seeks to outperform the Benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Fund seeks to produce returns that exceed those of the Benchmark.

1	LVIP JPMorgan U.S. Equity Fund

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivative, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

Investment Process: In managing the Fund, J.P. Morgan Investment Management, Inc. (“JPMIM” or the “sub-adviser”) employs a three-step process that combines research, valuation and stock selection. The sub-adviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the sub-adviser to rank the companies in each sector group according to their relative value. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Fund invests. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the Fund for reasons other than material ESG factors while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

On behalf of the Fund, the sub-adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the sub-adviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the sub-adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund’s 80% policy is not fundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

The investment objective for the Fund is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

Principal Risks

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

•

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredict- ably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

•

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities held by the Fund may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

•

Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of mid cap companies may trade less

2	LVIP JPMorgan U.S. Equity Fund

frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

•	Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.

•

Value Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

•

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, expropriation and nationalization risks, higher transactions costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

•

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions and may create leverage which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

•

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or sup- plies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

•

Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.

•

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Fund Performance

The Fund has adopted the historical performance of the JPMorgan Insurance Trust U.S. Equity Portfolio, a former series of the JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on [May 1], 2023. The Fund commenced offering Standard Class shares and Service Class shares on [May 1], 2023.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Class 1 shares and Class 2 shares respectively. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund’s Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund’s Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows historical performance of the Predecessor Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Standard Class shares of the Predecessor Fund commenced operations on [March 30, 1995], the Service Class shares of the Predecessor Fund commenced operations on [August 16, 2006], and the Since Inception returns in the table below are based on these dates. Historical

3	LVIP JPMorgan U.S. Equity Fund

performance figures for periods prior to [May 1], 2023 have not been adjusted to reflect fees and expenses of Standard Class shares and Service Class shares of the Fund, respectively. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Returns (%)

[Bar chart to be filed by amendment]

Highest Quarterly Return Q[X] [XX]%

Lowest Quarterly Return Q[X] [XX]%

Average Annual Total Returns for periods ended 12/31/22

	1 year		5 years		10 years
LVIP JPMorgan U.S. Equity Fund - Standard Class	[XX	]%	[XX	]%	[XX	]%

LVIP JPMorgan U.S. Equity Fund - Service Class	[XX	]%	[XX	]%	[XX	]%
[S&P 500 Index]*	[XX	]%	[XX	]%	[XX	]%

*	Index Returns are based on [March 30, 1995] inception date of the Predecessor Fund.

Investment Adviser and Sub-Adviser

Investment Adviser:    Lincoln Investment Advisors Corporation (“LIAC”)

Investment Sub-Adviser:     J.P. Morgan Investment Management Inc. (“JPMIM“)

Portfolio Managers

JMIM Portfolio Managers	Company Title	Experience with Fund
Scott Davis	Managing Director, Portfolio Manager	Since 2017
David Small	Managing Director, Portfolio Manager	Since 2016
Shilpee Raina	Executive Director, Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.

Tax Information

In general, contract owners are taxed only on underlying Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.

Payments to Broker-Dealers and other Financial Intermediaries

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary’s website for more information.

4	LVIP JPMorgan U.S. Equity Fund

Additional Information about the Fund

Investment Objective and Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and mid-capitalization U.S. companies but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market.

The Fund focuses on those equity securities that it considers attractively valued and seeks to outperform the benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Fund seeks to produce returns that exceed those of the benchmark.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivative, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

Investment Process: In managing the Fund, J.P. Morgan Investment Management, Inc. (“JPMIM” or the “sub-adviser”) employs a three- step process that combines research, valuation and stock selection. The sub-adviser takes an in-depth look at company, which is designed to provide insight into a company’s real growth potential. The research findings allow the sub-adviser to rank the companies in each sector group according to their relative value. As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Fund invests. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the Fund for reasons other than material ESG factors while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

On behalf of the Fund, the sub-adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the sub-adviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the sub-adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund will invest primarily in equity securities as described above. The Fund invests in common stock as a main strategy. Although currently not a main strategy, the Fund’s investments in equity securities may also include:

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

The main investment strategies for the Fund may also include the following which may be equity securities:

•	foreign securities, often in the form of depositary receipts

•	derivatives, including futures

Although not main investment strategies, the Fund may also utilize the following which may be equity securities:

•	other investment companies

•	exchange traded funds (ETFs)

•	affiliated money market funds

•

securities lending, which is the loan of securities to borrowers in exchange for cash collateral which the Fund may reinvest. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus an agreed upon rebate

•	derivatives, including options and swaps

The Fund is also permitted to use derivatives such as futures, options, swaps and other instruments in order to hedge various investments, for risk management and/or to opportunistically enhance the Fund’s returns. In connection with its main investment strategies, the Fund may use futures to more

5

effectively gain targeted equity exposure from its cash position. Under certain market conditions, the Fund’s use of derivatives for cash management or other investment management purposes could be significant.

ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Ordinarily, the Fund must limit its investments in a single nonaffiliated ETF to 3% of the nonaffiliated ETFs total assets, 5% of the Fund’s total assets and in all non-affiliated ETFs to 10% of its total assets. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940, as amended (1940 Act) are not subject to these percentage limitations. The Securities and Exchange Commission (SEC) adopted an exemptive rule that allows any fund investing in such ETFs to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

The Fund may utilize these investment strategies to a greater or lesser degree. If a strategy is a main investment strategy for the Fund, it is summarized above.

An issuer of a security will be deemed to be located in the United States if: (i) the principal trading marked for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

Please note that the Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities of U.S. companies only upon 60 days’ notice to shareholders.

Principal Risks

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Mid Cap Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller

6

companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term.

Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.

Value Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the sub-adviser if other investors fail to recognize the company’s value or the factors that the sub-adviser believes will cause the stock price to increase do not occur.

Foreign Securities Risk. To the extent the Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, sanctions or other measures by the United States or other governments, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes and/ or other taxes, which would decrease the Fund’s yield on these securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount and timing of distributions to shareholders.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.

7

Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the sub-adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the sub-adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Management and Organization

The Board of Trustees (the “Board”) of the Fund oversees the business and affairs of the Fund, and has the power to amend the Fund’s bylaws, to declare and pay dividends, and to generally oversee the Fund’s operations.

Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager-of-managers” structure. This structure allows LIAC (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub-adviser or additional sub-advisers for the Fund; (ii) terminate an existing sub-adviser and/or replace a sub-adviser; (iii) enter into new sub-advisory agreements and/or modify the terms of any existing sub-advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LIAC and one or more sub-advisers. (The order does not apply to the hiring of a sub-adviser that is an affiliate of LIAC.) If a new sub-adviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub-adviser within 90 days of hiring. LIAC has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub-adviser’s performance and to recommend the hiring, termination and replacement of a sub-adviser.

Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIAC”) is the Fund’s investment adviser. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIAC’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIAC (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. As of December 31, 2022, LIAC had more than $XXX.X billion in assets under management.

Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.

The Fund has entered into an Investment Management Agreement with LIAC. LIAC may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. A sub-adviser is paid by LIAC from its management fee.

A description of LIAC (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser, and the portfolio managers are included below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Adviser	LIAC (aggregate advisory fee paid to LIAC for the fiscal year ended December 31, 2022 was 0.55% of the Fund’s average net assets).
Sub-Adviser	J.P. Morgan Investment Management Inc. (“JPMIM“) is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179. As of September 30, 2022, JPMIM and its affiliates had $2.2 trillion in assets under management.

JPMIM Portfolio Managers	Scott Davis, David Small and Shilpee Raina are responsible for the day-to-day management of the Fund’s assets.

Scott Davis, Managing Director of JPMIM, has been an employee since 2006 and has been a portfolio manager since 2013. Previously, he was an analyst in the U.S. Equity Research Group.

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David Small, Managing Director of JPMIM, an employee since 2005 and a portfolio manager since 2016, was the Associate Director of U.S. Equity Research from July 2015 to July 2016 and is currently the Head of U.S. Equity Research. In addition, Mr. Small previously was the insurance analyst on the Fundamental Research Team from 2008 to 2016.

Shilpee Raina, Executive Director of JPMIM and CFA charterholder, is a portfolio manager on the Large Cap Core Equity Strategy within the US Equity Group. An employee since 2005, Ms. Raina was previously a research analyst on the JPMorgan Equity Income and U.S. Value Funds, concentrating on the consumer sectors.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory and sub-advisory contracts will be in the Fund’s first annual or semiannual report to shareholders following the Fund’s commencement of operations.

Pricing of Fund Shares

The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.

An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.

The Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

The Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”

In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund’s Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.

To the extent the Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.

Purchase and Sale of Fund Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.

The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.

The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

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The Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.

Market Timing

Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio, and increase the Fund’s brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. To protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.

Investors may seek to exploit delays between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund’s portfolio securities.

The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIAC each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIAC, the transaction may adversely affect the Fund or its shareholders.

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.

The Fund also may rely on frequent trading policies established by such insurance companies. If the Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.

Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that the Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the Fund’s disclosure of portfolio securities is available in the Fund’s SAI.

Share Classes and Distribution Arrangements

The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.25% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.

LIAC and its affiliates, including LFD, and/or the Fund’s sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

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If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund’s NAV, or the price of its shares, as such payments are not made from Fund assets.

For more information, please see the SAI.

Distribution Policy

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders – the insurance company variable accounts. The Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge, and are reflected in variable account values.

Contract owners ordinarily are not taxed on Fund distributions. In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. See the “Tax Information” section.

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Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Fund’s Standard and Service Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by PricewaterhouseCoopers LLP, the Predecessor Fund’s independent auditor, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling 800 480-4111.

[Financial highlights tables to be filed by amendment]

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General Information

The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund’s Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.

You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated [May 1], 2023, into its prospectus. The Fund will provide a free copy of its SAI upon request.

You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.

The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund’s SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.

You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC File No: 811-08090

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Lincoln Variable Insurance Products Trust

LVIP JPMorgan Core Bond Fund	LVIP JPMorgan Mid Cap Value Fund
LVIP JPMorgan Small Cap Core Fund	LVIP JPMorgan U.S. Equity Fund

1301 South Harrison Street

Fort Wayne, Indiana 46802

Statement of Additional Information [May 1], 2023

This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption — referred to as “Funds”—of Lincoln Variable Insurance Products Trust. Each Fund offers two classes of shares: Standard Class and Service Class.

In reorganization transactions that occurred on [May 1], 2023, the LVIP JPMorgan Core Bond Fund, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund, and LVIP JPMorgan U.S. Equity Fund (each a “Fund”, together the “Funds”) acquired and assumed the performance, financial and other historical information of the JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, JPMorgan Insurance Trust Small Cap Core Fund, and JPMorgan Insurance Trust U.S. Equity Portfolio, each formerly a series of the JPMorgan Insurance Trust (each a “Predecessor Fund,” together the “Predecessor Funds”). Accordingly, information provided in this SAI for the Funds that relates to periods prior to [May 1], 2023 is that of the Predecessor Funds.

Since the Funds are new, the most recent annual report, which contains each Fund’s audited financial statements, will not be available until December 31, 2023. This SAI should be read in conjunction with each Fund’s prospectus dated [May 1], 2023, as may be amended or supplemented. You may obtain a copy of a Fund’s prospectus and annual or semi-annual report upon request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 800-4-LINCOLN (454-6265).

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Description of the Trust and the Funds

Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.

Prior to April 30, 2003, each fund in the Trust in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003.

Each of the Funds is diversified within the meaning of the Investment Company Act of 1940 (“1940 Act”).

References to “Adviser” in this SAI include both Lincoln Investment Advisors Corporation (“LIAC”) and a Fund’s sub-adviser unless the context otherwise indicates.

The Funds have had no changes to their name within the past five years.

Fundamental Investment Restrictions

Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio (except for fundamental investment restriction 2 regarding borrowing).

Each Fund may not:

1.

Make investments that will result in the concentration — as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof — of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

2.	Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

3.

Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

4.

Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

6.

Make loans of any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.

7.

With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.

The Securities and Exchange Commission’s (“SEC”) staff has taken the position that, for purposes of the concentration disclosure requirement, a fund investing more than 25% of its assets in an industry may be concentrating in that industry. See Registration Form Used by Open-End Management Investment Companies, Investment Company Act Release No. 23064 (Mar. 13, 1998), at note 163. Notwithstanding fundamental investment restriction 1 above, a Fund may concentrate in a particular industry to the extent that such concentration results from the Fund’s tracking or replication of an index.

The 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires an open-end fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of a fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

“Senior securities” are generally fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks. A fund also may borrow an amount equal to up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings would not be considered senior securities.

Manager of Managers

Certain of the Funds employ a “manager of managers” structure, which means that the Fund’s investment adviser may delegate the management of some or all of the Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Trust has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Funds’ investment adviser – with Board approval – to enter into and amend a sub-advisory agreement for a Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, a Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Funds’ Adviser is not permitted to hire affiliated sub-advisers without shareholder approval.

Additional Investment Strategies and Risks

The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund’s prospectus.

Unless otherwise stated in the prospectus, investment strategies and techniques are generally discretionary. This means a Fund’s Adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Adviser to the Funds or by other mutual funds in which a Fund invests.

Below describes additional information concerning the investment strategies that the Funds may employ, either principal or discretionary, and the risks of those investment strategies.

All Funds Investments

The following additional investment strategy and risk information relates to all Funds.

Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.

The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s investment portfolio. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund’s return and may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.

Cybersecurity. The use of technology is more prevalent in the financial industry, including the Funds’ management and operations, than in other industries. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. A cybersecurity breach may result in:

•	Financial losses to the Funds and shareholders;

•	The inability of the Funds to timely process transactions or conduct trades;

•	Delays or mistakes in materials provided to shareholders;

•	Errors or delays in the calculation of Funds’ net asset values;

•	Violations of privacy and other laws (including those related to identity theft);

•	Regulatory fines, penalties and reputational damage; and

•	Compliance and remediation costs, legal fees and other expenses.

In addition, the noted risks may adversely impact LIAC, a Fund’s sub-adviser, if any, the Funds’ principal underwriter, administrator and other service providers to the Funds, as well as financial intermediaries (e.g., insurance company record holders) and parties with which the Funds do business. These risks, in turn, could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, especially as different or unknown risks may emerge in the future. This is particularly the case because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact. There is also the risk that cybersecurity breaches may not be detected.

Environment, Social, and Governance (“ESG”). Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in its prospectus, the Fund’s investment process may integrate ESG factors with traditional fundamental factors. The weight given to any particular ESG factor varies across asset classes, sectors, and strategies and no one factor is determinative. When integrating ESG factors into the investment process, the Fund may rely on third-party data believed to be reliable, but the accuracy of such third-party data is not guaranteed. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable, which may adversely impact the investment process. Moreover, ESG information, regardless of its source, is mostly based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Fund believes that consideration of ESG factors has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the consideration of ESG factors will result in better performance. Investor views on positive or negative ESG characteristics can differ, and the current lack of common standards may result in different approaches to considering ESG factors. Accordingly, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A Fund’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.

Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser determines the liquidity of investments purchased by the Funds, subject to the Fund’s liquidity risk management program, as approved by the Board of Trustees.

The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail themselves of Rule 144A under the Securities Act of 1933, which permits the Funds to purchase securities which have been privately placed and resell such securities to qualified institutional buyers. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.

If the value of a Fund’s assets invested in illiquid investments at any time exceeds the limitation on illiquid investments, the Fund will take actions, if any are appropriate, to maintain adequate liquidity.

Investment in Securities of Other Investment Companies. Under the 1940 Act, a Fund (other than a fund of funds) generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and unregistered investment companies.

A Fund operating as a “fund of funds” may rely on certain federal securities laws to permit it to invest in affiliated investment companies without limit, non-affiliated investment companies within the statutory limits described above and in other securities that are not issued by investment companies. The Funds have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit a Fund to acquire shares of affiliated and non-affiliated investment companies beyond the statutory limits described above, subject to certain conditions.

If a Fund invests its assets in shares of underlying funds, the Fund is exposed to the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. A Fund’s investment performance is affected by each underlying fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each underlying fund’s ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying funds.

In 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the adoption of Rule 12d1-4, which permits such investments in excess of statutory limits, subject to certain conditions. The Fund of Funds began relying on Rule 12d1-4 after January 19, 2021, the compliance date for the Rule.

Lincoln National Corporation (LNC) Securities. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide. The Funds are prohibited from directly purchasing securities issued by LNC or any affiliate thereof, except that a Fund may hold shares of LNC or affiliates thereof if the Fund is an index fund (or invests in an index fund) whose investment strategies seek to track the investment performance of a broad-based index. A Fund may indirectly hold shares of LNC or affiliates thereof if the Fund invests in underlying funds which are not advised by affiliates of LNC.

Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.

Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.

Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation’s credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact an investment’s yield. A Fund may invest in collective investment vehicles, the assets of which consist principally of money market instruments.

Operational Risk. Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund and the adviser (and sub-adviser, if any) seek to reduce these operational risks through controls and procedures. However, these measures do not completely eliminate such risk or address every possible risk and may be inadequate to address significant operational risks.

Pledging Assets. A Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for derivative instruments shall not be subject to the foregoing 15% requirement.

Private companies. The Funds may invest in private companies which can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent a Fund from selling their company shares for a period of time following the public offering.

Investments in private companies can offer a Fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. Certain Funds may also invest in purchase and sale contracts. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.

Because a reverse repurchase agreement may constitute borrowing, while a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the adviser deems creditworthy. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.

Short Sales. A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.

Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to the risk that the counterparty will not be able to meet its obligations.

When a Fund enters into a short sale against the box, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated Instruments held at the time of the short sale and if certain other conditions are satisfied.

Special Situations. A Fund may invest in certain securities under special situations. A special situation arises when, in the adviser’s opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

A Fund may invest in the securities of companies which have been in continuous operation for less than three years, or have capitalizations of less than $250 million at the time of purchase. Securities of these companies may have limited liquidity which can result in their being priced lower than they may be otherwise. Investments in unseasoned or smaller companies are more speculative and involve greater risk than do investments in companies with established operating records or that are larger.

Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, including but not limited to, holding a substantial portion of the Fund’s assets in cash or cash equivalents, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. If a Fund does so, different factors could affect performance and a Fund may not achieve its investment objectives.

Equity Investments

The following additional investment strategy and risk information relates to each Fund that may invest in equity securities.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities generally are interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Equity Securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants. Equity securities may decline due to general market conditions, which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities.

Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated and the general risk that domestic and global economies have historically risen and fallen in periodic cycles. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.

Exchange-Traded Funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may invest in ETFs as a principal investment strategy and the Funds may also purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in the market for shares of an ETF could result in it being more volatile. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (NAV), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times. Furthermore, bid/ask spreads and the resulting premium or discount to NAV of the ETF’s shares may widen during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither LIAC nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.

ETF Authorized Participant Concentration Risk. For an underlying exchange-traded fund, only an “authorized participant” may engage in creation or redemption transactions directly with the ETF. The ETF may have a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the ETF and no other authorized participant is able to step forward to create or redeem “creation units,” the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a Fund which expire without being exercised will result in a loss to the Fund.

Fixed Income Investments

The following additional investment strategy and risk information relates to each Fund that may invest in fixed-income securities.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors, including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing any credit enhancement. If the required payments of principal and interest are not made to the trust with respect to the underlying loans after the credit enhancement is exhausted, certificate holders may experience losses or delays in payment.

For many asset-backed securities, the cash flows from the pool are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the pool and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from an asset-backed security typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, asset-backed security tranches can experience substantial losses.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

A Fund may invest in each of collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (SPE) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create synthetic exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced fire sale liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed-income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers. The rate of interest on a fixed-income security may be fixed, floating or variable. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The income earned by a Fund on investments in floating and variable rate securities will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus, a Fund’s income on such investments will be more unpredictable than the income earned on such investments with a fixed rate of interest.

Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.

As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the values of debt securities typically increase. In periods of rising interest rates, the values of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of a Fund’s shares to fluctuate in value.

A Fund’s share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services LLC (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.

Delayed Delivery and When-Issued Securities and Forward Commitments. Some Funds may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs are typically notes representing senior, unsecured, unsubordinated debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (reference instrument) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how a Fund characterizes and treat ETNs for tax purposes.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Floating Rate Debt Investments (LIBOR). The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

High Yield Fixed-Income Securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed-income securities (commonly referred to as high yield bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.

High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.

The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws also may have a negative impact on the market for high yield bonds.

The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be “fair valued” in accordance with a Fund’s procedures. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. The rate of interest on a loan may be fixed, floating or variable. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower’s failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans directly or through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate (CMBS) or residential properties (RMBS). Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages’ maturity. CMOs and REMICs issued by private entities — so-called “non-agency mortgage-backed securities”—are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi- class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.

Fannie Maes and Freddie Macs are pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. However, in 2008, due to concerns related to the mortgage crisis, the Federal Housing Finance Agency placed these agencies into conservatorship and the U.S. government provided them with financial support.

The Federal Housing Finance Agency and the White House have made public statements regarding plans to consider ending the conservatorship of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on their creditworthiness and guarantees of certain mortgage-backed securities. Should Fannie Mae’s and Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund. In addition, under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain. There is no assurance that the U.S. government or its agencies will provide Freddie Mac or Fannie Mae with financial support in the future.

The value of mortgage-related securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.

Municipal Bonds. A Fund may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (Municipal Bonds). A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (State Municipal Bonds). A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (Non-Municipal Tax-Exempt Securities). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Other types of Municipal Bonds include, but are not limited to, moral obligation bonds, municipal notes, municipal lease obligations, tender option bonds, variable rate demand obligations, municipal interest rate swap transactions, insured municipal bonds and Build America bonds.

The issuer of Municipal Bonds pays a fixed, floating or variable rate of interest, and must repay the principal at maturity. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivatives.

The value of the Municipal Bonds may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers. There will be a limited market for certain Municipal Bonds and a Fund could face illiquidity risks.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The two principal classifications of Municipal Bonds are general obligation and revenue or special obligation bonds, which latter category includes private activity bonds (or industrial development bonds under pre-1986 law).

Real Estate Investment Trusts (“REITs”). Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain an exemption from the 1940 Act. For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITS may be entitled to the deduction.

Real Estate Securities. A Fund investing significantly in the global real estate industry may carry a much greater risk of adverse developments in the real estate industry than a fund that invests less significantly in that industry. Real estate values rise and fall in response to a variety of factors, including: local, regional, and national and global economic conditions; interest rates; tax and insurance considerations; changes in zoning and other property-related laws; environmental regulations or hazards; overbuilding; increases in property taxes and operating expenses; or value decline in a neighborhood. When economic growth is slow, demand for property decreases and prices may decline.

To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.

U.S. Government Securities. A Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are generally deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.

U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.

A Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.

A Fund may invest in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.

Foreign Investments

The following additional investment strategy and risk information relates to each Fund that may invest in foreign securities.

Foreign Currency Transactions. A Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A Fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). A Fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward contract with respect to a currency where the Fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge). Certain Funds may also invest in currency forwards to gain exposure to a particular currency or to enhance returns.

A Fund may enter into forward contracts to shift its investment exposure from one currency to another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

Successful use of currency management strategies will depend on the adviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the adviser anticipates. For example, if a currency’s value rose at a time when the adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments and therefore may reduce the value of foreign investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may be difficult to enforce legal rights in foreign countries.

Investing abroad involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, tariffs, trade embargoes or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. The foreign countries in which a Fund invests may become subject to economic and trade sanctions or embargoes imposed by the U.S. or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.

Investing in emerging markets involves additional risks. An “emerging market company” generally is any company domiciled or doing a substantial portion of its business in countries represented in the MSCI Emerging Market Index at the time of purchase. The countries included in this definition will change over time. Foreign investment considerations generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. In many emerging markets, including China, there also is substantially greater risk that company disclosures will be incomplete or misleading and, in the event of investor harm, substantially less access to recourse, in comparison to U.S. domestic companies. Furthermore, with respect to business operations in China, there are significant risks due to the inability of the Public Company Accounting Board to access the audit work papers of Chinese audit firms. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain. Securities of issuers located in China and other emerging market countries tend to have volatile prices and may offer significant potential for loss as well as gain.

In addition to investing directly in equity securities, the Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.

On January 31, 2020, the United Kingdom officially withdrew from the EU (commonly known as “Brexit”). Upon the United Kingdom’s withdrawal, the EU and the United Kingdom entered into a transition phase, which concluded on December 31, 2020. Negotiators representing the United Kingdom and EU came to a preliminary trade agreement that took effect on January 1, 2021, but many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of a Funds’ investments and/or on a Funds’ ability to enter into certain transactions or value certain investments. These developments also may make it more difficult for a Fund to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

Investing through Stock Connect (China and Hong Kong). Certain Funds may participate in the Stock Connect program. Foreign investors may invest in eligible China A shares (shares of publicly traded companies based in Mainland China) (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), the Exchanges, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and the Exchanges. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the respective Exchange and the SEHK are open. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to a Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its early stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Investing through Bond Connect (China and Hong Kong). Certain Funds may invest in the China Interbank Bond Market (the “CIBM”) through China’s Bond Connect Program (“Bond Connect”) subject to any applicable regulatory limits. Bond Connect is a bond trading and settlement linked program developed by the People’s Bank of China (“PBOC”), Hong Kong Monetary Authority (“HKMA”), China Foreign Exchange Trade System and National Interbank Funding Centre (“CFETS”), China Central Depository and Clearing Co., Ltd. (“CCDC”), Shanghai Clearing House (“SCH”), Hong Kong Exchanges and Clearing Limited and Central Moneymarkets Unit (“CMU”), with the aim of achieving mutual bond market access between China and Hong Kong. For the time being, this program allows eligible

Hong Kong and overseas investors to invest in the bonds traded in the CIBM through the northbound trading of Bond Connect (the “Northbound Trade Link”) only.

Eligible Hong Kong and overseas investors may use their own sources of Renminbi in the Chinese offshore market (“CNH”) or convert foreign currencies into the Renminbi to invest in CIBM bonds under Bond Connect. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and Renminbi in respect of such investments. Currently, there is no investment quota for the Northbound Trade Link.

By seeking to invest in the CIBM via Bond Connect, a Fund is subject to the following additional risks:

General Risk. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. Bond Connect requires use of new information technology systems which may be subject to operational risk due to Bond Connect’s cross-border nature. If the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted.

Market Risk. A Fund investing in the CIBM is subject to liquidity and volatility risks. Market volatility and potential lack of liquidity due to possible low trading volume of certain bonds in the CIBM may result in prices of certain bonds traded in the CIBM fluctuating significantly. The bid and offer spreads of the prices of such bonds may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.

To the extent that a Fund transacts in the CIBM, the Fund may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by failure to deliver relevant securities or to make payment.

Third Party Agent Risk. Under the Northbound Trading Link, CFETS or other institutions recognized by PBOC (as the registration agents) shall apply for registration with PBOC for the eligible Hong Kong and overseas investors. In addition, CMU (as the offshore custody agent recognized by the HKMA) shall open a nominee account with CCDC/SCH (as the onshore custody agent) as nominee holder of the CIBM bonds purchased by Hong Kong and overseas investors through Bond Connect.

As the relevant filings, registration with PBOC, and account opening have to be carried out by an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), a Fund is subject to the risks of default or errors on the part of such third parties.

Operational Risk. Bond Connect provides a new channel for investors from Hong Kong and overseas to access the CIBM directly. It is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant authorities.

The “connectivity” in Bond Connect requires routing of orders across the border. This requires the development of new information technology systems. There is no assurance that the systems of market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted. A Fund’s ability to access the CIBM (and hence to pursue its investment strategy) may be adversely affected.

Regulatory Risk. The PBOC Bond Connect rules are departmental regulations having legal effect in China. However, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such rules.

Bond Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the relevant authorities in China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Bond Connect.

The regulations are currently untested and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Bond Connect will not be abolished. A Fund which may invest in the CIBM through Bond Connect may be adversely affected as a result of such changes.

Legal/Beneficial Ownership Risk. Where CIBM bonds are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of CMU and CCDC/SCH. CIBM bonds will be held by CMU as a nominee holder of the bonds purchased by foreign investors through Bond Connect. The PBOC has made it clear that the ultimate investors are the beneficial owners of the relevant bonds and shall exercise their rights against the bond issuer through CMU as the nominee holder. While the distinct concepts of nominee holder and beneficial owner are referred to under PBOC rules or regulations, as well as other laws and regulations in China, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such concepts. Therefore, although a Fund’s ownership may be ultimately recognized, it may suffer difficulties or delays in enforcing its rights over CIMB bonds.

Tax within China. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in CIBM bonds through Bond Connect could result in unexpected tax liabilities for a Fund. A Fund’s investments in CIBM bonds may cause the Fund to become subject to withholding and other taxes imposed by China.

If a Fund were considered to be a tax resident enterprise of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax on the profits attributable to the permanent establishment. The Adviser intends to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of a Fund.

Unless reduced or exempted by the applicable tax treaties, China generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China.

The Ministry of Finance of China and the State Administration of Taxation of China issued Caishui No. 108 on November 7, 2018 (“Notice 108”), which states that foreign investors will be temporarily exempt from the withholding income tax on their gains derived from CIBM bond interest.

The Adviser or a Fund may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of CIBM bonds and coupon interest income (if any). Notice 108 specifies that foreign investors will also be temporarily exempt from the value added tax exemption on their gains derived from CIBM bond interest. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Adviser or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The temporary exemption of withholding tax and value added tax will remain in effect until November 6, 2021. If, in the future, China begins to apply tax rules regarding the taxation of bond interest income derived by foreign investment in CIBM, and/or begins to collect withholding tax and other taxes on such investment, the Adviser or a Fund could be subject to such withholding tax and value added tax

Derivatives Investments

The following additional investment strategy and risk information relates to each Fund that may invest in derivatives.

Derivatives. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Funds’ asset segregation and cover practices discussed herein. The final rule requires Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding use of securities lending collateral that may limit the Funds’ securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Equity Linked Securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. A Fund may invest up to 10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid. In some instances, investments in equity linked securities may be subject to the Fund’s limitation on investments in investment companies.

Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed and vice versa. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities, equity securities, fixed-income securities or commodities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a Futures Commission Merchant (FCM) when the contract is entered into and to maintain the required variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which can distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of cash price trends by the adviser still may not result in a successful use of futures.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity compared to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price fluctuates by more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.

Although a Fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund’s cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Successful use of futures contracts as a hedge is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.

Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each Fund has filed a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) and, therefore, is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act (CEA). In 2012, the CFTC adopted rule amendments that significantly affected available exemptions. Funds operating as “funds of funds” have also claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. With respect to Funds operating as “funds of funds,” when the temporary exemption expires (which will occur when specific regulatory guidance is issued by the CFTC), each Fund will evaluate whether it continues to be eligible to claim an exclusion from CFTC regulation or if, considering any factors relevant based on the nature of the regulatory guidance when it is issued, it should register and operate under CFTC regulation. Consequently, these Funds may incur additional expenses relating to CFTC compliance.

Indexed Securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Inflation-indexed bonds are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying investments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Common issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corp. (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

Options on Futures Contracts. A Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The successful use of a Fund’s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

A Fund’s written options positions will be covered at all times. A call option written by a Fund will be deemed to be covered if the Fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a Fund will be deemed to be covered if the Fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the Fund. A Fund may also cover a written options position by segregating cash or liquid securities equal to the Fund’s net uncovered obligation.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although a Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the OCC, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a Fund were to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered if a Fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if a Fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by a Fund (or, where the exercise price is less than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference).

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. Stock index futures may be used to hedge the equity portion of a Fund’s securities portfolio with regard to market risk (involving the market’s assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Structured Products. A Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments (commodity-linked notes). Commodity-linked notes may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The purchase of commodity-linked notes will expose a Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, relatively less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be structured by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Issuers of structured notes include corporations and banks. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, relatively less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. Another type of swap is an inflation swap in which one party transfers inflation risk to another party through an exchange of cash flows. One of the parties pays a fixed rate tied to a notional principal amount, while the other party pays a floating rate tied to an inflation index.

A cap is a contract for which the buyer pays a fee, or premium, to obtain protections against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

Swap transactions, caps and floors are typically net basis contracts (i.e., the two payment streams are netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each transaction will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess may be required to be posted as collateral with the counterparty as security for such obligations.

A Fund may enter into a credit default swap (CDS) contract, which is an instrument by which one party transfers to another party the financial risk of a certain credit event as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection given by the seller of the CDS contract, the purchaser of the protection agrees to pay the seller of the protection a periodic premium. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuers of its holdings or to decreases in certain markets. The Fund might also sell protection and use CDS contracts to increase or vary exposure to certain securities or markets. As the seller of protection, in the event a credit event occurs, the seller of protection has the obligation to make the purchaser whole or pay an agreed upon amount in return for the transfer to the seller of protection of the reference securities.

CDS contracts do not involve netting, but require the payment of a premium by the purchaser of protection and if a credit event occurs, the delivery to the seller of protection of the reference securities, securities equal in value to the reference securities or the negotiated monetary value of the obligation. If a credit event occurs, the seller of protection has the obligation to make the purchaser of protection whole or pay an agreed upon amount. If the Fund enters into a swap transaction on other than a net basis, such as with a CDS contract, the Fund will post cash or other liquid assets as collateral to cover its obligations under the swap transaction.

A Fund may enter into currency swaps. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Fund’s use of these transactions will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

A significant risk in swap transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the ability of the counterparty to meet its contractual obligations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the EU, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”). Currently, some transactions are required to be centrally cleared. Swap transactions that are not centrally cleared may be relatively less liquid than exchange-traded instruments and are subject to margin requirements that will be implemented on a phased-in basis. Central clearing is expected to decrease counterparty risk by interposing the central clearinghouse as the counterparty to each of the parties to the original bi-lateral swap contract.

SEC Names Rule Requirement

LVIP JPMorgan Core Bond Fund. The Fund’s policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.

LVIP JPMorgan Mid Cap Value Fund. The Fund’s policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies, including common stock and debt securities and preferred stocks both of which are convertible to common stock, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.

LVIP JPMorgan Small Cap Core Fund. The Fund’s policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, equity securities of small-cap companies, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.

LVIP JPMorgan U.S. Equity Fund. The Fund’s policy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.

Portfolio Transactions and Brokerage

The Funds’ Adviser or sub-advisers (as applicable) (collectively referred to as the Adviser) are responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser currently provides investment advice to a number of other clients. The Adviser will allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations, among the major factors the Adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser, as the case may be).

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including a Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.

In connection with effecting portfolio transactions, consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The Adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.

The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time and will receive reports regarding brokerage practices. The nature of the research services provided to the Adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the Adviser regards as a useful supplement of its own internal research capabilities.

The Adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the Adviser; in addition, the Adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.

During the last three fiscal years ended December 31, the Funds (or the Predecessor Funds) incurred the following brokerage commissions:

Brokerage and Research Services

	2022			2021			2020
JPMorgan Insurance Trust Core Bond Portfolio	$	[XXXX	]	$	[XXXX	]	$	[XXXX	]
JPMorgan Insurance Trust Mid Cap Value Portfolio	$	[XXXX	]	$	[XXXX	]	$	[XXXX	]
JPMorgan Insurance Trust Small Cap Core Fund	$	[XXXX	]	$	[XXXX	]	$	[XXXX	]
JPMorgan Insurance Trust U.S. Equity Portfolio	$	[XXXX	]	$	[XXXX	]	$	[XXXX	]

During the fiscal year ended December 31, 2022, the Adviser or sub-adviser, as appropriate for each of the following Funds (or their respective Predecessor Funds), allocated the following amount of transactions to broker-dealers that provided them with certain research, statistics and other information.

Total Research Commissions
JPMorgan Insurance Trust Core Bond Portfolio	$	[XXXX	]
JPMorgan Insurance Trust Mid Cap Value Portfolio	$	[XXXX	]
JPMorgan Insurance Trust Small Cap Core Fund	$	[XXXX	]
JPMorgan Insurance Trust U.S. Equity Portfolio	$	[XXXX	]

Purchases of Securities of “Regular” Brokers or Dealers

As of the fiscal year ended December 31, 2022, the Funds (or their respective Predecessor Funds) listed below held investments in securities of their regular broker dealers:

Fund Name	Name of Broker/Dealer	Value of Securities Owned (000’s)
JPMorgan Insurance Trust Core Bond Portfolio	Bank of America Corp.	$[XXXX]
	Barclays plc	$[XXXX]
	Citigroup, Inc.	$[XXXX]
	Credit Suisse Group AG	$[XXXX]
	Dai-ichi Life Holdings, Inc.	$[XXXX]
	Deutsche Bank AG	$[XXXX]
	Goldman Sachs Group, Inc. (The)	$[XXXX]
	Hartford Financial Services Group, Inc. (The) 82	$[XXXX]
	Lincoln National Corp. 73	$[XXXX]
	MetLife, Inc. 33	$[XXXX]
	Morgan Stanley 2,601	$[XXXX]
	Principal Financial Group, Inc. 64	$[XXXX]
	Royal Bank of Canada 414	$[XXXX]
	Wells Fargo & Co.	$[XXXX]
JPMorgan Insurance Trust Mid Cap Value Portfolio	Hartford Financial Services Group, Inc.	$[XXXX]
JPMorgan Insurance Trust Small Cap Core Fund	Cowen, Inc., Class A	$[XXXX]

JPMorgan Insurance Trust U.S. Equity Portfolio	Bank of America Corp.	$[XXXX]
	Hartford Financial Services Group, Inc. (The)	$[XXXX]
	Morgan Stanley	$[XXXX]

No Commissions to Finance Distribution

The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund’s portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund’s brokerage commissions are not used to finance the distribution of Fund shares.

Commission Recapture Program

[The Funds do not participate in commission recapture programs.]

Portfolio Turnover

A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund’s portfolio securities. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While the Funds are not managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

The table below sets forth the Funds’ (or their respective Predecessor Funds’) turnover rate (excluding short sales) for the two most recently completed fiscal years:

	2022		2021
JPMorgan Insurance Trust Core Bond Portfolio	[XX	]%	[XX	]%
JPMorgan Insurance Trust Mid Cap Value Portfolio	[XX	]%	[XX	]%
JPMorgan Insurance Trust Small Cap Core Fund	[XX	]%	[XX	]%
JPMorgan Insurance Trust U.S. Equity Portfolio	[XX	]%	[XX	]%

Trustees and Officers

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.

The term Fund Complex includes the 114 series of the Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Since April 2016, Director and President, Lincoln Investment Advisors Corporation; SVP, Head of Funds Management & Corporate Fixed Income, The Lincoln National Life Insurance Company.	[113]	Lincoln Investment Advisors Corporation; CITRS, Inc.

*

Mr. Bronchetti is an interested person of the Trust because he is a Director and an Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	[113]	Formerly: Lincoln Advisors Trust

Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022

Managing Director & Head of Financial Services

Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly:

Associate Director, Division of Examinations, U.S.

Securities & Exchange Commission

[113]

Board of Directors of

University Settlement;

Board of Directors of

Harvard Kennedy School NY/NJ/CT Alumni Network (President); Board of

Directors of the University of North Carolina, School of Law Alumni Association)

Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm)	[113]	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)

Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006

Professor of Economics and Management, DePauw University, Chair of

Economics and

Management DePauw

University; Formerly:

Joseph Percival Allen, III, University Professor;

James W. Emison Director of the Robert C.

McDermond Center for Management and

Entrepreneurship

				[113]	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of Pricewaterhouse Coopers LLP (accounting firm)	[113]	Copeland Capital Trust since 2010 (2 portfolios); Formerly: Lincoln Advisors Trust

Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	[113]	Public Governor for the Financial Industry Regulatory Authority (FINRA)

Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	[113]	Formerly: Lincoln Advisors Trust

Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women, Buckingham Financial	[113]	Board Member at The National Endowment for Financial Education since 2017

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	[113]	None

Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	[113]	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016

Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life

Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1961	Vice President, Treasurer, and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019

Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance

Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance

Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.

Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018

Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation; Senior Vice President, Lincoln National Corporation; Senior Vice President, The Lincoln National Life Insurance

Company; Senior Vice President, Lincoln Life & Annuity Company of New York; Formerly: Director of Asset Strategies, Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies, Lincoln Investment Advisors Corporation; Senior Vice President, Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation; Senior Vice President, The Lincoln National Life Insurance Company; Formerly, Head of Product Management, Nationwide Investment Management Group

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Trustee Qualifications

The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust’s Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange Commission (SEC), and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.

Jayson R. Bronchetti. Mr. Bronchetti has served as Director and President of Lincoln Investment Advisors Corporation since August 2016. Mr. Bronchetti also serves as an officer of The Lincoln National Life Insurance Company. Mr. Bronchetti joined Lincoln Financial Group in 2013. Mr. Bronchetti previously served as Executive Director of Debt Capital Markets for J.P. Morgan. He has also held positions in private equity, fixed income asset management, credit research, and trading with Macquarie Investments and Bank of America. He is a founding Chapter Executive of the Chartered Alternative Investment Analyst (“CAIA”) Society of Philadelphia and has served as a board member on several private equity owned companies and charitable foundations. Mr. Bronchetti received a bachelor’s degree in finance, with a minor in economics, from Miami University in Oxford, Ohio. He is also a graduate of the Executive Development Program at the Wharton School of the University of Pennsylvania. Mr. Bronchetti is a member of the CFA Society of Philadelphia, and holds Series 7, Series 79, and Series 63 securities licenses.

Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a director of Grandview Gallery (designer and distributor of residential lighting products), Classic Accessories (a provider of outdoor cover products), and Fit and Fresh (a manufacturer of consumer housewares products). He has previously served as a director of multiple other companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.

Ken C. Joseph. Mr. Joseph has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. He is currently a Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas for Kroll LLC (formerly Duff & Phelps, LLC). Mr. Joseph previously served for over 20 years at the U.S. Securities & Exchange Commission, including as Associate Director/Senior Officer in the Division of Examinations (formerly known as the Office of Compliance Inspections and Examinations), and as an Assistant Director in the Division of Enforcement. He previously served as an Associate Dean of St. John’s University, NY. Currently, he serves on the Board of Directors of the Harvard Kennedy School NY/NJ/CT Alumni Network (President), University

Settlement, and the University of North Carolina, School of Law Alumni Association. Mr. Joseph provides the board with compliance, securities law and business experience.

Barbara L. Lamb. Ms. Lamb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. In 2022, she retired from WH Trading, LLC, a derivatives trading firm, where she had served as Managing Director of Finance and Administration since 2016. Ms. Lamb served as a Managing Director of Cheiron Trading LLC from 2012-2015 and a Financial Officer for Valorem Law Group, LLC from 2008-2009. Previously, she served as Chief Development Officer for Market Liquidity, LLC from 1999-2001. Ms. Lamb served as Chief Credit Officer, Senior Vice President, and Director for The Chicago Corporation from 1986-1998 and in several finance and development positions from 1980-1986. Ms. Lamb holds the Chartered Financial Analyst Designation and is a member of the CFA Institute of Chicago. Through her experience, Ms. Lamb provides the board with risk management and investing insight.

Gary D. Lemon, Ph.D. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust from 2004 to 2006 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D. in Economics. Since 1976, Dr. Lemon has been a Professor of Economics and Management at DePauw University and is the current Chair of the Economics and Management department. Dr. Lemon was formerly the James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship at DePauw University. He is a former member of the Greencastle City Council and the Greencastle Redevelopment Commission. He is an author of a book on investing. He has also served on several other committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight.

Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008, where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.

Charles I. Plosser. Mr. Plosser has served as a Trustee of Lincoln Variable Insurance Products Trust since 2018. Since January 2016, he has served as a Public Governor for FINRA, the Financial Industry Regulatory Authority, where he serves on the Investment Committee and the Finance, Operations and Technology Committee. Mr. Plosser served as the Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc. from August 2006 to March 2015 and as Chairman of the Investment Committee of the Federal Reserve System Retirement Systems. Mr. Plosser was the John M. Olin Distinguished Professor of Economics and Public Policy and Director of the Bradley Policy Research Center at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he also served as Dean from 1993 to 2003. Mr. Plosser was also a professor of economics in the Department of Economics at the University of Rochester, a senior research associate at the Rochester Center for Economic Research in the University’s College of Arts and Science and a research associate at the National Bureau of Economic Research in Cambridge, Massachusetts. He has also been a visiting scholar at the Bank of England and Federal Reserve Bank of Minneapolis. He has served as a consultant to numerous corporations, including Chase Manhattan Bank, Eastman Kodak Company and The Wyatt Company, on topics ranging from strategic planning and forecasting to portfolio and pension fund management, capital budgeting and financial analysis. Through his experience, Mr. Plosser provides federal banking experience and economic knowledge.

Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time, she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.

Manisha A. Thakor. Ms. Thakor has served as a Trustee of Lincoln Variable Insurance Products Trust since 2022. Ms. Thakor currently serves at MoneyZen LLC, which she founded in 2009. From 2018-2020, Ms. Thakor served as Vice President at Brighton Jones. From 2015-2017, Ms. Thakor served as Director of Wealth Strategies for Women at Buckingham Financial. She is a Board member of The National Endowment for Financial Education. Ms. Thakor is also a Chartered Financial Analyst (CFA) charterholder and Certified Financial Planner (CFP®). Ms. Thakor provides the Board with investment management experience and financial services industry insight.

Brian W. Wixted. Mr. Wixted has served as a Trustee of Lincoln Variable Insurance Products Trust since 2019. Since 2016, he has served as a consultant for CKC Consulting and since 2019, as an Advisory Partner with AI Capital. Mr. Wixted served as the Senior Vice President of Finance and Fund Treasurer of the Oppenheimer Funds from 1999-2016. He served as the Principal and Chief Operating Officer of Bankers Trust Company’s Mutual Funds Group from 1995-1999 and the Vice President and Chief Financial Officer for CS First Boston Investment Management Corp from 1991-1995. Mr. Wixted served as Vice President and Accounting Manager with Merrill Lynch Asset Management from 1987-1991. From 1981-1987, he held several accounting positions with brokerage and accounting firms. Mr. Wixted holds a Certified Public Accountant designation and is a member of the American Institute of Certified

Public Accountants and the New York State Society of Certified Public Accountants. Through his experience, Mr. Wixted provides mutual fund, investment management and financial services industry insight.

Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery at BNY Mellon Asset Servicing from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Prior to that, Ms. Wolcott served as Executive Vice President of the predecessor firm, PFPC Worldwide Inc., from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial insight.

Board Oversight

The primary responsibility of the Board of Trustees is to represent the interests of the Trust’s shareholders and to provide oversight of the management. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently composed of twelve trustees, eleven of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Trustee). The Interested Trustee serves as the Chairperson of the Board.

The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Fund’s expenses, oversee compliance with regulatory requirements, and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.

As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Fund’s investment performance with the Adviser at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Audit Committee and the Board regarding the operation of the Trust’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.

The Board considered the number of Funds in the Trust, the total assets of the Trust and the general nature of the Fund’s investments and determined that its leadership structure is appropriate given the characteristics of the Trust.

Board Committees

Audit Committee. The Board of Trustees has established an Audit Committee. The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees and reports its activities to the Board. The Audit Committee assists and acts as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust’s systems of controls, the Trust’s programs for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Ken C. Joseph, Barbara L. Lamb, Thomas A. Leonard, Brian W. Wixted (Chair), and Nancy B. Wolcott. The Audit Committee met four times during the last fiscal year.

Investment Committee. The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Steve A. Cobb (Chair), Gary D. Lemon, Charles I. Plosser, Pamela L. Salaway and Manisha A. Thakor. The Investment Committee met four times during the last fiscal year.

Nominating and Governance Committee. The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board of Trustees. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. The members of the Nominating and Governance Committee are Independent Trustees: Steve A. Cobb, Ken C. Joseph, Barbara L. Lamb, Gary D. Lemon, Thomas A. Leonard, Charles I. Plosser, Pamela L. Salaway, Manisha A. Thakor, Brian W. Wixted, and Nancy B. Wolcott (Chair). The Nominating and Governance Committee

met four times during the last fiscal year. The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801.

Ownership of Securities

As of December 31, 2021, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2021, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Jayson R. Bronchetti	None	None

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Steve A. Cobb	LVIP Baron Growth Opportunities Fund – $10,001 – $50,000 LVIP Dimensional U.S. Core Equity 2 Fund – $10,001 – $50,000 LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000 LVIP SSGA S&P 500 Index Fund – $10,001 – $50,000	Over $100,000

Ken C. Joseph	None	None

Barbara L. Lamb	LVIP Dimensional U.S. Core Equity 1 Fund – $10,001 – $50,000 LVIP Dimensional U.S. Core Equity 2 Fund – $10,001 – $50,000 LVIP Dimensional International Core Equity Fund – $10,001 – $50,000 LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000	Over $100,000

Gary D. Lemon	LVIP Dimensional International Equity Managed Volatility Fund – $10,001 – $50,000 LVIP Dimensional U.S. Equity Managed Volatility Fund – $10,001 – $50,000 LVIP Vanguard Bond Allocation Fund – $10,001 – $50,000	Over $100,000

Thomas A. Leonard	LVIP SSGA Moderate Structured Allocation Fund – Over $100,000	Over $100,000

Charles I. Plosser	LVIP SSGA Moderate Index Allocation Fund – Over $100,000	Over $100,000

Pamela L. Salaway	LVIP Baron Growth Opportunities Fund – $10,001 – $50,000 LVIP Mondrian International Value Fund – $10,001 – $50,000 LVIP SSGA S&P 500 Index Fund – Over $100,000	Over $100,000

Manisha A. Thakor	None	None

Brian W. Wixted	LVIP BlackRock Global Growth ETF Managed Risk Fund – $10,001 – $50,000 LVIP BlackRock U.S. Growth ETF Managed Risk Fund – $10,001 – $50,000 LVIP Global Growth Allocation Managed Risk Fund – $10,001 – $50,000 LVIP Global Moderate Allocation Managed Risk Fund – $10,001 – $50,000 LVIP SSGA Bond Index Fund – $1 – $10,000 LVIP SSGA Short-Term Bond Index Fund – $1 – $10,000 LVIP Western Asset Core Bond Fund – $10,001 – $50,000	Over $100,000

Nancy B. Wolcott	LVIP American Balanced Allocation Fund – Over $100,000	Over $100,000

Brian Wixted served as officer for OppenheimerFunds, Inc. (“Oppenheimer”) from 1999 until his retirement in 2016. He has a deferred compensation plan previously sponsored by Oppenheimer where he receives an annual payout for a fixed number of years based on the performance of phantom share investments in Oppenheimer funds. In 2019, Invesco acquired Oppenheimer and assumed financial responsibility for payments under the former Oppenheimer deferred compensation plan. Invesco began serving as a sub-adviser to certain LVIP Funds on February 1, 2019. Payments under the plan to Mr. Wixted have exceeded $120,000 during the past two calendar years. The payment amounts are determined by previously established factors (i.e., performance of the relevant funds), and the payment amounts are not impacted by the profits of Oppenheimer or Invesco.

Compensation

The following table sets forth the compensation paid to the Trust’s Independent Trustees and by the Fund Complex for the fiscal year ended December 31, 2021:

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex
Steve A. Cobb, Trustee	$296,000	$296,000
Ken C. Joseph, Trustee*	N/A	N/A
Barbara L. Lamb, Trustee	$286,000	$286,000
Gary D. Lemon, Trustee	$286,000	$286,000
Thomas A. Leonard, Trustee	$348,000	$348,000
Charles I. Plosser, Trustee	$285,000	$285,000
Pamela L. Salaway, Trustee	$308,000	$308,000
Manisha A. Thakor, Trustee*	N/A	N/A
Brian W. Wixted, Trustee	$309,500	$309,500
Nancy B. Wolcott, Trustee	$286,000	$286,000

*	Effective January 1, 2022, Mr. Joseph and Ms. Thakor were appointed as Independent Trustees of the Trust and were not paid any compensation by the Trust for the fiscal year ended December 31, 2021.

Investment Adviser and Sub-Advisers

Investment Adviser. Lincoln Investment Advisors Corporation (“LIAC” or the “Adviser”) is the investment adviser to the Funds. LIAC is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”). LIAC’s address is 150 N. Radnor-Chester Road, Radnor, Pennsylvania 19087. LIAC (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.

Pursuant to the Investment Management Agreement, LIAC manages each Fund’s portfolio investments and reports to the Board of Trustees. Each Fund pays LIAC a monthly fee equal to a percentage of the average daily net assets of that Fund. The aggregate annual rates of the fees payable by each Fund to LIAC may vary according to the level of assets of that Fund.

Because the Funds are new, they have not yet paid fees to LIAC.

Advisory Fees Paid by Each Fund

For the last three fiscal years ended December 31, the Funds (or their respective Predecessor Funds) paid the net amounts, as reflected in the table below, for investment advisory services (amounts waived are in parentheses) (amounts in thousands):

	2022			2021			2020
LVIP JPMorgan Core Bond Fund	$	[XX	]	$	[XX	]	$	[XX	]
LVIP JPMorgan Mid Cap Value Fund	$	[XX	]	$	[XX	]	$	[XX	]
LVIP JPMorgan Small Cap Core Fund	$	[XX	]	$	[XX	]	$	[XX	]
LVIP JPMorgan U.S. Equity Fund	$	[XX	]	$	[XX	]	$	[XX	]

Expense Reimbursements

For the last three fiscal years ended December 31, LIAC (or the Predecessor Funds’ investment adviser) reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:

	2022			2021			2020
LVIP JPMorgan Core Bond Fund	$	[XX,XXX	]	$	[XX,XXX	]	$	[XX,XXX	]
LVIP JPMorgan Mid Cap Value Fund	$	[XX,XXX	]	$	[XX,XXX	]	$	[XX,XXX	]
LVIP JPMorgan Small Cap Core Fund	$	[XX,XXX	]	$	[XX,XXX	]	$	[XX,XXX	]
LVIP JPMorgan U.S. Equity Fund	$	[XX,XXX	]	$	[XX,XXX	]	$	[XX,XXX	]

With respect to the LVIP JPMorgan Core Bond Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed [0.54]% of the average daily net assets for the Standard Class of the Fund and [0.79]% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

With respect to the LVIP JPMorgan Mid Cap Value Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed [0.76]% of the average daily net assets for the Standard Class of the Fund and [1.01]% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

With respect to the LVIP JPMorgan Small Cap Core Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed [0.82]% of the average daily net assets for the Standard Class of the Fund and [1.07]% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

With respect to the LVIP JPMorgan U.S. Equity Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed [0.75]% of the average daily net assets for the Standard Class of the Fund and [1.00]% for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.

Sub-Advisers. As adviser, LIAC is primarily responsible for investment decisions affecting each of the Funds under its management. For some Funds, LIAC has delegated day-to-day portfolio management responsibility to investment management firms that serve as sub-advisers. Each sub-adviser makes investment decisions for its respective Fund in accordance with that Fund’s investment objectives and places orders on behalf of that Fund to effect those decisions. With respect to the Funds that are sub-advised, LIAC provides ongoing oversight, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews.

Fund	Sub-Adviser
LVIP JPMorgan Core Bond Fund	J.P. Morgan Investment Management, Inc. 383 Madison Avenue New York, NY 10179
LVIP JPMorgan Mid Cap Value Fund
LVIP JPMorgan Small Cap Core Fund
LVIP JPMorgan U.S. Equity Fund

LIAC, not the Funds, pays each sub-adviser a monthly fee equal to a percentage of the average daily net assets of the portion of the Fund for which the sub-adviser provides investment sub-advisory services. The aggregate annual rates of the fees that LIAC pays to a sub-adviser may vary according to the level of assets the sub-adviser manages.

Since the Funds are new, LIAC paid no fees to the sub-adviser during the fiscal year ended December 31, 2022.

Sub-Advisory Fees Paid by Each Fund

Since the Funds are new, there were no fees paid for investment sub-advisory services with respect to the management of each Fund. LIAC, not the Fund, pays all sub-advisory fees owed.

J.P. Morgan Investment Management Inc. (“JPMorgan”) is a wholly owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JP Morgan is located at 383 Madison Avenue, New York, NY 10179.

Service marks. The Funds’ service marks and the name “Lincoln” are used by the Funds with the permission of LNC, and their continued use is subject to LNC’s right to withdraw this permission in the event LIAC ceases to be the Funds’ investment adviser. In the prospectus and sales literature, the name JPMorgan will be used with the Funds.

Fund Expenses. Expenses specifically assumed by each Fund under its Investment Management Agreement include, among others, compensation and expenses of the Trustees who are not interested persons; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required Fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.

Proxy Voting Policies and Procedures. The Board of Trustees has delegated to LIAC or each Fund’s sub-adviser (as applicable) responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the adviser’s or sub-adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC’s website at http://www.sec.gov.

Portfolio Managers

The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of October 31, 2022.

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
J.P. Morgan Investment Management Inc.
Richard Figuly
Registered Investment Companies	30	$66,929	0	$0
Other Pooled Investment Vehicles	15	$18,107	0	$0
Other Accounts	25	$4,550	1	$906
Justin Rucker				$0
Registered Investment Companies	15	$44,260	0	$0
Other Pooled Investment Vehicles	13	$14,178	0	$0
Other Accounts	34	$7,599	0	$0
Steven Lear				$0
Registered Investment Companies	18	$66,084	0	$0
Other Pooled Investment Vehicles	10	$17,083	0	$0
Other Accounts	10	$1,606	0	$0

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Jonathan K. L. Simon
Registered Investment Companies	3	$16,510	0	$0
Other Pooled Investment Vehicles	1	$76	0	$0
Other Accounts	32	$2,662	0	$0
Lawrence E. Playford
Registered Investment Companies	3	$16,510	0	$0
Other Pooled Investment Vehicles	1	$76	0	$0
Other Accounts	32	$2,662	0	$0
Phillip D. Hart
Registered Investment Companies	15	$5,235	0	$0
Other Pooled Investment Vehicles	2	$800	0	$0
Other Accounts	3	$757	0	$0
Jonathan Tse
Registered Investment Companies	15	$5,235	0	$0
Other Pooled Investment Vehicles	2	$800	0	$0
Other Accounts	3	$757	0	$0
Wonseok Choi
Registered Investment Companies	17	$6,594	0	$0
Other Pooled Investment Vehicles	1	$157	0	$0
Other Accounts	3	$757	0	$0
Akash Gupta
Registered Investment Companies	14	$5,236	0	$0
Other Pooled Investment Vehicles	1	$157	0	$0
Other Accounts	3	$757	0	$0
Robert Ippolito
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott Davis
Registered Investment Companies	2	$19,073	0	$0
Other Pooled Investment Vehicles	3	$9,408	0	$0
Other Accounts	46	$17,332	0	$0
David Small
Registered Investment Companies	2	$19,073	0	$0
Other Pooled Investment Vehicles	3	$9,408	0	$0
Other Accounts	46	$17,332	0	$0
Shilpee Raina
Registered Investment Companies	2	$19,073	0	$0
Other Pooled Investment Vehicles	3	$9,408	0	$0
Other Accounts	46	$17,332	0	$0

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.

Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LIAC and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts.

Lincoln Investment Advisors Corporation (LIAC)

LIAC manages the Funds by investing at least 80% of all Fund assets in other mutual funds, including exchange-traded funds (collectively, underlying funds), through a structure known as “fund of funds.” Portfolio managers maintain an asset allocation strategy for each Fund and make investment decisions based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable. Differences in the investment strategies or restrictions among the Funds and other accounts may cause the portfolio managers to take action with respect to one Fund that differs from the action taken with respect to another Fund or account. For example, portfolio managers may invest in an underlying fund for one account while at the same time eliminating or reducing an investment in the same underlying fund for another account.

The portfolio managers may engage in cross-trades, in which one Fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one Fund may perform better than the mix of underlying funds purchased for another Fund.

The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LIAC that all decisions concerning the selection of underlying funds be based solely on the best interests of each Fund and its shareholders, and without regard to any revenue that LIAC receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LIAC or any affiliate of LIAC.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LIAC does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LIAC seeks to manage competing interests for the time and attention of portfolio managers.

LIAC has adopted and implemented policies and procedures which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LIAC’s Code of Ethics.

JPMorgan Investment Management, Inc. (JPMorgan)

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

Compensation Structures and Methods

Information regarding each portfolio manager’s compensation is attached hereto as Appendix C.

Beneficial Interest of Portfolio Managers

Information regarding securities of each Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own Fund shares, but may invest their personal assets in Fund shares in accordance with their individual investment goals. A portfolio manager’s personal investment, or lack of investment, is not an indicator of that portfolio manager’s confidence in, or commitment to, a particular Fund or its investment strategy.

Since the Funds are new, no portfolio manager of any Fund beneficially owns shares of any Fund.

Principal Underwriter

Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated January 1, 2012. LFD is an affiliate of LIAC, the Funds’ investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of Fund shares. The offering of each such class is continuous.

For fiscal years ended December 31, 2022, 2021 and 2020, LFD received $[XXXX], $[XXXX] and $[XXXX], respectively, in compensation from the Trust.

For the fiscal years ended December 31, 2022, 2021, and 2020, the Predecessor Funds paid $[XXXX], $[XXXX] and $[XXXX], respectively, to JPMorgan Distribution Services, Inc., the Predecessor Funds’ distributor.

Administration Agreement

The Trust has entered into an Administration Agreement with Lincoln Life, an affiliate of LIAC and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services.

For the fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid Lincoln Life $[XXXX], $[XXXX] and $[XXXX], respectively, in administrative services reimbursement.

For the fiscal years ended December 31, 2022, 2021, and 2020, the Predecessor Funds paid $[XXXX], $[XXXX] and $[XXXX], respectively, to JPMIM, the Predecessor Fund’s shareholder servicing, dividend disbursing, and transfer agent.

The Trust compensates Lincoln Life for contractholder servicing provided by Lincoln Life with respect to the Funds. These contractholder services include, among others: responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders. In addition, Lincoln Life provides certain corporate-level services to each of the Funds, such as: anti-money laundering and fraud prevention; privacy and data security; disaster recovery; and services related to regulatory duties, such as duties of confidentiality and disclosure.

For the fiscal years ended December 31, 2022 and 2021, the Trust paid Lincoln Life $[XXXX] and $[XXXX], respectively, in contractholder servicing and corporate-level services reimbursement.

Securities Lending

Since the Funds are new, none of the Funds engaged in any securities lending.

Accounting Agreement

The Trust has entered into a fund accounting and financial administration services agreement (“Accounting Agreement”) with State Street Bank and Trust Company (“State Street”), effective October 15, 2018 (November 19, 2018 for the funds of funds and master feeder funds), pursuant to which State Street provides certain accounting services for the Fund. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values (“NAV”) of the Fund’s shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays State Street either a flat, annual fee or an asset-based fee based on the total value of assets in the Trust, plus certain additional service fees and out-of-pocket expenses.

For fiscal years ended December 31, 2022, 2021 and 2020, the Trust paid $[XXXX], $[XXXX] and $[XXXX], respectively, pursuant to its Accounting Agreement.

For the fiscal years ended December 31, 2022, 2021, and 2020, the Predecessor Funds paid $[XXXX], $[XXXX]and $[XXXX], respectively, to JPMorgan Chase Bank, N.A., for fund accounting and financial administrative oversight services.

Code of Ethics

The Trust, LIAC and LFD have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these Codes permit personnel that they cover, including employees of LIAC who regularly have access to information about securities purchased for the Funds, to invest in securities for their own accounts. This could include securities that may be purchased by Funds. The Codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud on the Funds. The Trust’s Code of Ethics requires reporting to the Board of Trustees of material compliance violations.

Description of Shares

The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of [113] funds organized as separate series of shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.

Each Fund currently offers two classes of shares: Standard Class and Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service plan (Plan). The Plan allows each Fund to pay distribution and service fees of up to 0.25% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The Plan for the Service Class is discussed in the “Rule 12b-1 Plan” section of this SAI.

Each Fund’s shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing Fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual Funds. In such matters, all shares of the Trust have equal voting rights.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

Control Persons and Principal Holders of Securities

Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.

For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1301 S. Harrison Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third-party insurance companies.

As of [November 15, 2022], there were no shareholders of the Funds that beneficially owned 5% or more (or 25% or more) of a Fund’s outstanding shares.

Rule 12b-1 Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Service Class of shares of each Fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay Insurance Companies or others, out of the assets of Service Class shares of each Fund for activities primarily intended to sell such shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders and contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay insurance companies, dealers or others for, among other things: service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract offering Service Class may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes each Fund to pay to Insurance Companies or others, a monthly fee (“Plan Fee”) not to exceed 0.25% per annum of the average daily NAV of Service Class shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25% for the Service Class shares of each Fund. The Plan does not limit Plan Fees to amounts actually expended by third parties for services rendered and/or expenses borne. A third party, therefore, may realize a profit from Plan Fees in any particular year.

No “interested person”, as defined in the 1940 Act, or Independent Trustee had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and Service Class contract owners thereof. Each year, the Trustees must make this determination for the Plan to be continued. The Board of Trustees believes that the Plan will result in greater sales and/or fewer redemptions of Service Class shares, which may benefit each Fund by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. However, it is impossible to know for certain the level of sales and redemptions of shares that would occur in the absence of the Plan or under alternative distribution schemes.

For the fiscal year ended December 31, 2022, respective Predecessor Funds to the Service Class shares of the Trust paid Plan Fees for compensation to broker-dealers of approximately $[XXXX].

Revenue Sharing

LIAC and its affiliates, including LFD, and/or each Fund’s sub-adviser may pay compensation at their own expense, including the profits from the advisory fees LIAC receives from the Funds or the sub-advisory fees the sub-advisers receive from LIAC, to affiliated or unaffiliated brokers, dealers or other financial intermediaries (financial intermediaries) in connection with the sale or retention of Fund shares or the sales of insurance products that are funded by the Funds and/or shareholder servicing (distribution assistance). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares and the products that are funded by the Fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales, the Funds’ advisory fees, some other agreed upon amount, or other measures as determined from time to time.

A significant purpose of these payments is to increase sales of the Funds’ shares and the products that contain the Funds. LIAC and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.

Valuation of Portfolio Securities

Offering Price/NAV. The offering price of a Fund’s shares is based on the Fund’s net asset value (“NAV”) per share. A Fund determines its NAV per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of Fund shares outstanding. A Fund determines its NAV per share as of close of regular trading on the New York Stock Exchange (“NYSE”) – normally 4:00 p.m. New York time, each business day.

In addition to the disclosure in each Fund’s prospectus under the “Pricing of Fund Shares” section, the value of each Fund’s investments is determined as follows:

Foreign Equity Securities. Foreign equity securities are generally valued based on their closing price on the principal foreign exchange for those securities, which may occur earlier than the NYSE close. A Fund then may adjust for market events, occurring between the close of the foreign exchange and the NYSE close. An independent statistical service has been retained to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models to determine adjustments for market events. Quotations of foreign securities in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents.

Over-the-Counter (“OTC”) Investments. OTC investments (including swaps and options) are generally valued by pricing services that use evaluated prices from various observable market and other factors. Certain forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates.

Exchange-Traded Futures, Options and Swaps. Exchange-traded futures, options and swaps are normally valued at the reported settlement price determined by the relevant exchange. Exchange-traded futures, options and swaps for which no settlement prices are reported are generally valued at the mean between the most recent bid and ask prices obtained from pricing services, established market makers, or from broker-dealers.

Portfolio Holdings Disclosure

The Trust’s Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, Fund management will make shareholders reports or other regulatory filings containing the Funds’ portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

Each Fund posts its top-ten holdings shortly after each quarter-end to Lincoln Life and other insurance companies who include the Funds in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

Each Fund will post all of its holdings to a publicly available website no earlier than 25 calendar days after quarter end. In addition, each Fund may post all of its holdings no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.

Each Fund also may provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including independent rating and ranking organizations, which conduct market analyses of the Fund’s portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public.

Certain Funds provide daily holdings information to affiliated persons of the Funds to better facilitate Fund and related insurance product operations. In this regard, each Managed Volatility Fund provides daily post-trade position reports, as well as reports showing the Fund’s daily futures transactions pursuant to the managed volatility strategy, to the annuity pricing group and market risk management group within Lincoln Life, LIAC’s parent company. In addition, certain Funds provide monthly portfolio holdings on a post-trade basis to Lincoln Life approximately 20 days after the end of each month. The pricing group uses Fund information to support the group’s oversight of risk management functions for the Managed Volatility Funds and Lincoln Life, but does not engage in any trading activities. The risk management group uses the information to hedge portfolio risks for Lincoln Life and for Lincoln insurance products and annuities. Lincoln’s internal risk management functions are integral to supporting the relevant Funds and their associated insurance products. Each of these information sharing arrangements is subject to: (1) a non-disclosure agreement; and (2) protections against (a) inappropriate trading based on the information and (b) conflicts of interest between the Funds and their affiliated persons.

Fund sub-advisers have an ongoing arrangement with the following third parties to make available information about a Fund’s portfolio holdings: (1) ratings organizations, such as Moodys, and S&P, provided generally on a monthly basis for the purpose of reviewing the particular fund; (2) portfolio analysis companies, such as Commicise, BBH Infomediary, IEX Data Analytics LLC, Morningstar, Lipper, Factset Research Systems, Financial Recovery Technologies, Intex, Performance Attribution System, Linedata Services, Inc., Investment Technology Group Inc., Wilshire Associates, Inc., Bloomberg L.P., Bloomberg PORT, BarraOne/MSCI Barra, Inc., Barclays Capital, BlackRock Aladdin, Trade Informatics, Investor Tools Perform, BARRA Aegis Systems, Global Trading Analytics, LLC, Citigroup, Hedgemark, ICE Data Pricing and Reference Data, LLC, MoneyMate, Omgeo, Barclays Capital Point, Acuity Knowledge Partners, Virtu Americas LLC, Virtu Financial, Markit/Wall Street Office and Axioma provided generally on a daily, monthly or quarterly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as Broadridge Financial Solutions, Inc., Glass, Lewis & Co., or Institutional Shareholder Services (ISS)—ISS/RiskMetrics provided generally on a daily basis or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services and software vendors, such as Electra Securities, TriOptima, FIS XSPrisa (XSP) SaaS, FX Connect, OMEGO LLC, Infinit Outsourcing, Inc., Limited, Cogent Consulting, Abel Noser, Charles River Communications and StarCompliance, provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and (5) operational services such as Accenture LLP, Bank of New York Mellon, Brown Brothers Harriman & Co., Fidelity Corporate Action Solutions, StarCompliance, State Street Bank and Trust Company, State Street Global Services, State Street Investment Manager Solutions, ION and Northern Trust, provided generally on a daily basis for the purpose of providing operational functions including, but not limited to, Fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the Fund’s holdings information confidential and not engage in trading on the basis of the information. The sub-advisers do not receive compensation in connection with these arrangements.

Each Fund may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Funds’ investment adviser, or sub-advisers, trading services providers, class action service provider (Kessler Topaz Meltzer & Check, LLP), custodian and independent registered public accounting firm, to the extent necessary to perform services for the Funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.

The Funds will disclose their portfolio holdings in public SEC filings. The Trust’s Board of Trustees also may, on a case-by-case basis, authorize disclosure of the Funds’ portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

Neither the Funds, the Adviser, nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds’ portfolio holdings information.

The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds’ prospectuses and/or SAI.

The Trust’s Board of Trustees exercises oversight of these policies and procedures. Management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those of the Funds’ investment adviser and other Fund affiliates, on the other. Moreover, the Funds’ Chief Compliance Officer will address the operation of the Funds’ procedures in the annual compliance review and will recommend any remedial changes to the procedures.

Purchase and Redemption Information

Shares of a Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable annuity contracts or variable life contracts offered by Lincoln Life, LNY and other insurance companies. Shares of the Funds may also be purchased by the Trust’s funds of funds, which invest their assets in other mutual funds. The offering price of a Fund’s shares is equal to its net asset value per share.

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

Custodian and Transfer Agent

All securities, cash and other similar assets of the Funds are currently held in custody by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the Funds proxies, proxy statements, etc.

Lincoln Life performs the Funds’ dividend and transfer agent functions.

Independent Registered Public Accounting Firm

For the fiscal year ended December 31, 2023, the Board of Trustees engaged [Tait, Weller & Baker LLP], 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, to serve as the Funds’ Independent Registered Public Accounting Firm in order to maintain auditor independence in light of the reorganization transactions. In addition to the audits of the Funds’ financial statements, [Tait, Weller & Baker LLP] also reviews certain regulatory reports, reviews the Funds’ federal income tax returns, and performs other tax and advisory services when engaged to do so by the Trust.

Financial Statements

Since the Funds are new, the most recent Annual Report to Shareholders, which contains each Fund’s audited financial statements, will not be available until December 31, 2023. We will provide a copy of each Fund’s annual report, once available, on request and without charge. Either write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-4LINCOLN (454-6265).

Taxes

Regulated Investment Company. Each Fund intends to qualify, and has elected to be taxed as, a regulated investment company under the Internal Revenue Code (the “Code”). A regulated investment company’s ordinary income and net realized capital gains, if distributed to shareholders, will not be subject to corporate income tax. Each Fund, as a regulated investment company, must, among other things, annually derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale of stock or securities or foreign currencies, or other income, such as income derived from interests in “qualified publicly traded partnerships,” gains from options, futures, or forward contracts, derived with respect to the Fund’s other investments (the Income Requirement).

Each Fund also intends to comply with diversification requirements that apply to mutual funds investing in variable contracts. Generally, a Fund will be required to diversify its investments so that on the end of each calendar quarter: no more than 55% of total assets is represented by any one investment; no more than 70% is represented by any two; no more than 80% is represented by any three; and no more than 90% is represented by any four.

For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by such. A Fund may satisfy an alternative asset diversification test under certain circumstances.

Each Fund may sell its shares directly to certain qualified pension and retirement plans, and to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. If a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract owners would be treated as the Fund’s shareholders, and the contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts under the Code. All income and gain earned from those contracts both in past years and currently would be taxed currently to the Contract owners, and income and gain would remain subject to taxation as ordinary income thereafter.

If a Fund fails to qualify as a regulated investment company, the Fund would be subject to tax as an ordinary corporation on all of its taxable income and gain, whether or not distributed to shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company, the Fund’s distributions would be characterized as ordinary dividend income to its shareholders, and Contract owners would be required to include in ordinary income any income earned under the contracts for the current and all prior taxable years. A Fund’s failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts. Under certain circumstances inadvertent failures to satisfy the diversification requirements may be corrected.

Certain Funds may invest in exchange traded vehicles that track commodity returns. Under the Code, these investments are not considered “securities” for purposes of the Income Requirement. As a result, any income generated by such investments is not included in determining compliance with the Income Requirement’s 90% test. Each Fund intends to manage its commodities exposure to ensure that the Income Requirement is met at the end of the Fund’s tax year. To the extent that a Fund’s income from commodities exceeds 10% of the Fund’s gross income, the Fund may be subject to taxation on that portion of commodities income that exceeds 10% of the Fund’s gross income.

Medicare Tax. A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments, and net gain from investments) of certain individuals, trusts and estates.

Fund Distributions. Dividends that a Fund pays from its ordinary income and distributions of a Fund’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of a Fund’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of a Fund represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable to life insurance companies under the Code. See the Contracts Prospectus for a description of the respective Insurance Company’s tax status and the charges that may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, each Fund will send to the Insurance Companies a written notice reporting the amount and character of any distributions made during such year. Any benefits reported will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.

Foreign Investments. Dividends or other income received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign jurisdictions. Tax conventions, such as treaties, between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities in foreign corporations or in other regulated investment companies, the Fund may elect to treat its foreign income tax payments as paid by the Insurance Companies for U.S. income tax purposes. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make this election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount that will be available for the deduction or credit. Certain limitations apply to the credit (but not the deduction) for foreign taxes that an Insurance Company may claim. Foreign taxes each Fund pays will reduce the return on the Fund’s investments. Any benefits of a foreign tax credit or deduction as a result of this election will inure to the benefit of the Insurance Companies and will not be shared with Contract owners.

A Fund or Underlying Fund that invests in non-U.S. securities may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is eligible to do so may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund or underlying fund, depending on the circumstances.

Contract Owner Taxes. Since individual Contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the Contract owner level. The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.

Each Fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. An alternative asset diversification test may be satisfied under certain circumstances.

Each Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the Fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

A Fund or an underlying fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is permitted to do so may elect to “pass through” to its investors, including a Fund, the amount of non-U.S. income taxes paid by the Fund or underlying fund. A Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.

Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code reporting the amount and character of any distributions made during such year. Any benefits of such designation will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other regulated investment companies, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by each Fund will reduce the return from the Fund’s investments. Any benefits of such reporting will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.

Since individual contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the IRS. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.

Appendix A — Long and Short-Term Credit Ratings

Certain of the Funds’ investment policies and restrictions include reference to bond (long-term) and commercial paper (short-term) ratings. The following is a discussion of the rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Financial Services LLC.

Background

Moody’s

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

S&P Global Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due.

Long-Term Credit Ratings

Long-term ratings are generally the credit risk of fixed-income obligation with an original maturity of one year or more.

Moody’s

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

S&P Global Ratings

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.

Moody’s

P1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Global Ratings

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Appendix B — Proxy Voting Policies and Procedures

Lincoln Investment Advisors Corporation

I. Introduction

The Board of Trustees (the “Board”) of each series of Lincoln Variable Insurance Products Trust (collectively, the “Lincoln Funds”) has adopted these Proxy Voting Policies and Procedures (the “Policies and Procedures”) to govern each Lincoln Fund’s proxy voting. The Board has delegated implementation of these Policies and Procedures, and the responsibility for all proxy voting, or further delegation of proxy voting, to the Lincoln Funds’ investment adviser, Lincoln Investment Advisors Corporation (“LIAC”).

LIAC has adopted these Policies and Procedures to govern LIAC’s implementation of proxy voting for LIAC’s clients, which include the Lincoln Funds.

II. Policies

LIAC shall vote proxies for which it has discretionary authority in the best interests of its clients. Such clients may include the Lincoln Funds, non-Lincoln mutual funds, private funds, and separate accounts (collectively, “Clients”).

Proxy voting decisions with respect to a Client’s holdings shall be made in the manner LIAC believes will most likely protect and promote such Client’s long-term economic value. Absent unusual circumstances or specific instructions, LIAC votes proxies on a particular matter with this fundamental premise on behalf of each Client, regardless of a Client’s individual investment style or strategies.

In exercise voting authority LIAC will comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. The Rule requires an investment adviser to:

•

Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how material conflicts are addressed;

•	Disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

III. Procedures

A. Direct Investments

LIAC may invest directly in equity and fixed income securities, and other types of investments. LIAC will cast votes for proxies in accordance with the Client’s proxy voting procedures or other direction. If the Client does not direct proxy voting in the Client’s account, LIAC will vote proxies in the Client’s best interests, as determined by LIAC. In making such determination, LIAC may rely on analysis from proxy voting consultants or third-party proxy voting services. LIAC will consider each proxy that it votes and evaluate it based on the particular facts and circumstances of that proxy. LIAC may determine not to vote all or some shares eligible to vote if that course of action would be in the Client’s best interests under the circumstances. Such circumstances could include, but are not limited to, cases where the cost of voting exceeds any expected benefits (e.g., foreign proxies), or where voting results in restrictions on trading.

B. Sub-Advised Funds

LIAC advises mutual funds and separate accounts that are offered through variable contracts and which are sub-advised by unaffiliated third-party sub-advisers (“sub-advised funds”). Each sub-advised fund delegates responsibility for voting proxies relating to the sub-advised fund’s securities to the sub-adviser, subject to the Board’s continued oversight. The sub-adviser votes all proxies relating to the sub-advised funds’ portfolio securities and uses the sub-adviser’s own proxy voting policies and procedures adopted in conformance with Rule 206(4)-6. LIAC shall review each sub-adviser’s proxy voting policies and procedures as follows:

•

Before a sub-adviser is retained, LIAC’s compliance staff will review the proposed sub-adviser’s proxy voting policies and procedures and confirm that the sub-adviser will vote the proxies in the best interests of its clients.

•

Each quarter, LIAC’s compliance staff surveys each sub-adviser, via a compliance questionnaire, and reviews any reported changes or exceptions to their compliance policies and procedures, including proxy voting. LIAC’s compliance staff reviews these reported changes or exceptions and, if material, summarizes them and reports such event’s to the sub-advised fund’s board.

•

During contract renewal of sub-advisory agreements for Clients that are registered mutual funds, LIAC reviews the sub-adviser’s responses to the Section 15(c) information request sent by Funds Management, which includes pertinent questions relating to the sub-adviser’s proxy voting policies and procedures.

C. Funds of Funds

LIAC advises certain funds of funds that invest substantially all of their assets in shares of other affiliated and/or unaffiliated mutual funds (each an “underlying fund”). A fund of funds may also invest directly in equity and fixed income securities and other types of investments.

When an underlying fund, whose shares are held by a fund of funds, solicits a shareholder vote on any matter, LIAC shall vote such shares of the underlying fund in the same proportion as the vote of all other holders of shares of such underlying fund. This type of voting structure is commonly referred to as “mirror voting.”

When a fund of funds invests directly in securities other than mutual funds, LIAC shall follow the procedures outlined in “Direct Investments” above.

D. Master-Feeder Funds

LIAC advises certain master-feeder funds. A feeder fund does not buy investment securities directly. Instead, it invests in a master fund which in turn purchases investment securities. Each feeder fund has the same investment objective and strategies as its master fund.

If a master fund in a master-feeder structure calls a shareholder meeting and solicits proxies, the feeder fund (that owns shares of the master fund) shall seek voting instructions from the feeder fund’s shareholders, and will vote proxies as directed. Proxies for which no instructions are received shall be voted in accordance with mirror voting, in the same proportion as the proxies for which instructions were timely received from the feeder fund’s shareholders.

Proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s own proxy voting policies and procedures.

E. Material Conflicts

In the event that LIAC identifies a potential material conflict of interest between: a Client and LIAC, or any LIAC-affiliated entity, LIAC will advise the chief compliance officer (“CCO”) of the potential conflict. The CCO then will convene an ad hoc committee which will include, without limitation, the CCO, legal counsel, and the president of LIAC. The ad hoc committee will determine if an actual conflict exists, and if so, it will vote the proxy in accordance with the Client’s best interests. If the conflict relates specifically to a Client that is a registered mutual fund, the CCO shall report to the fund’s board, at its next regularly scheduled meeting, the nature of the conflict, how the proxy vote was cast, and the rationale for the vote.

IV. Disclosure

A. Form ADV

LIAC shall disclose information regarding these Policies and Procedures as required in Item 17 of Form ADV, Part 2A. Among other things, LIAC will disclose how Clients may obtain information about how LIAC voted their portfolio securities and how Clients may obtain a copy of these Policies and Procedures.

B. Statement of Additional Information (SAI)

Each of the Lincoln Funds shall include in its SAI a copy or a summary of these Policies and Procedures, and, if applicable, any sub-advisers’ policies and procedures (or a summary of such policies and procedures).

C. Annual Reports

Each of the Lincoln Funds shall disclose in its annual and semi-annual shareholder reports that a description of these Policies and Procedures, including any sub-adviser policies and procedures, and the Lincoln Fund’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (SEC) website by calling a specified toll-free telephone number.

D. Proxy Voting Record on Form N-PX

The Lincoln Funds annually will file their complete proxy voting record with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

V. Recordkeeping

LIAC shall retain the following documents for not less than seven (7) years from the end of the year in which the proxies were voted, the first two (2) years at an on-site location:

(a)	Proxy Voting Policies and Procedures;

(b)	Proxy voting records (this requirement may be satisfied by a third party who has agreed in writing to do so);

(c) A copy of any document that LIAC, or an ad hoc committee convened for purposes of voting proxies, creates that was material in making its voting decision, or that memorializes the basis for such decision; and

(d) A copy of each written request from a Client, and any response to the Client, for information on how LIAC voted the Client’s proxies.

JPMORGAN INVESTMENT MANAGEMENT INC. (JPMIM)

The Board of Trustees has delegated to JPMIM and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated adviser have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting mat-

ters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations or the proposal may not be covered by the Guidelines. Under those circumstances or when overriding the Guidelines, a certification and review process may be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM, its underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with the Guidelines or by the third party guidelines; provided, however, that JPMIM’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMIM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the proxy committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an independent third party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party unless there is an Exception Request.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•

Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change. JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market prac-tice.

•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•

JPMIM will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

•	JPMIM considers social or environmental issues on a case-by-case basis, keeping in mind at all times the best long-term/economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent; or (f) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from Board chair, lead independent directors, or government committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. For newly public companies, JPMAM will vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

•

JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMIM votes against proposals for a super-majority vote to approve a merger.

•

JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•

JPMIM considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

•

JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

•

JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case-by-case basis.

•

JPMIM supports board refreshment, independence, and a diverse skill set for directors. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. JPMIM will utilize its voting power to bring about change where Boards are lagging in gender and racial and/or ethnic diversity.

•

JPMIM will consider environmental and social issues on a case-by-case basis, keeping in mind the best long-term interests of clients. Generally JPMorgan supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration. JPMorgan will Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

•	JPMIM reviews Say on Pay proposals on a case-by-case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

Appendix C — Compensation Structures and Methodologies of Portfolio Managers

The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund’s portfolio manager as of each Fund’s fiscal year ended December 31, 2021:

Lincoln Investment Advisors Corporation

The equity programs are designed to position LIAC to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance. Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager’s compensation consists of the following:

BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.

ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.

LONG-TERM INCENTIVE PLAN PROGRAM: From time to time long-term incentive equity awards are granted to certain key employees. Equity awards are generally granted in the form of Lincoln National Corporation restricted stock units that, once vested, settle in Lincoln National Corporation common stock.

DEFERRED COMPENSATION PROGRAM: A portion of the cash compensation paid to eligible LIAC employees may be voluntarily deferred at their election for defined periods of time into an account that may be invested in mutual funds. The mutual fund investment options available in such accounts do not currently include LIAC-advised funds.

JPMorgan Investment Management, Inc. (JPMorgan)

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership. These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

Part C - Other Information
Item 28. Exhibits
Defined Terms for Exhibits:
•
Lincoln Investment Advisors Corporation (“LIAC”)
•
Lincoln Variable Insurance Products Trust (“LVIP Trust”)
•
Lincoln Financial Distributors, Inc. (“LFD”)
•
The Lincoln National Life Insurance Company (“Lincoln Life”)
•
Lincoln Life & Annuity Company of New York (“Lincoln New York”)
•
Post-Effective Amendment (“PEA”)
Each of the following exhibits are incorporated by reference herein to the previously filed documents indicated, except as otherwise noted:
(a)	Declaration of Trust.
	(1)	Agreement and Declaration of Trust, dated February 1, 2003, previously filed with PEA 13 on April 4, 2003.
	(2)	Certificate of Trust, dated January 31, 2003, previously filed with PEA 143 on January 7, 2013.
(b)	By-laws.
	(1)	By-laws of LVIP Trust, dated September 15, 2015, previously filed with PEA 165 on January 8, 2016.
(c)	Instruments Defining Rights of Security Holders.
(1)
Articles II, VII, and VIII of the Agreement and Declaration of Trust and Articles III, V and VI of the Amended Bylaws,
incorporated by reference into Exhibits (a) and (b) hereto, define the rights of holders of shares.

(d)	Investment Advisory Contracts.
	(1)	Investment Management Agreement, dated April 30, 2007, between LVIP Trust and LIAC, previously filed with PEA 41 on April 15, 2008.
		(a)	Amendment to Schedule A to the Investment Management Agreement, dated June 17, 2022, between LVIP Trust and LIAC, previously filed with the Trust’s Registration Statement on Form N-14 on July 8, 2022.
	(2)	Investment Management Agreement, dated March 20, 2019, between LVIP BlackRock Global Allocation Fund Cay- man, Ltd. and LIAC, previously filed with PEA 197 on April 25, 2019.
	(3)	Reserved.
	(4)	Sub-Advisory Contracts.
		(a)	Sub-Advisory Agreement dated April 1, 2021, between LIAC and AllianceBernstein, L.P., previously filed with PEA 219 on April 30, 2021.
		(b)	Sub-Advisory Agreement dated April 30, 2019, between LIAC and American Century Investment Manage- ment Inc., previously filed with PEA 199 on April 30, 2019.
		(c)	Sub-Advisory Agreement dated June 5, 2007, between LIAC and BAMCO, Inc., pertaining to the LVIP Baron Growth Opportunities Fund, previously filed with PEA 132 on April 30, 2012.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2016, between LIAC and BAMCO, Inc., previously filed with PEA 211 on December 15, 2020.
		(d)	Sub-Advisory Agreement dated March 21, 2016, between LIAC and BlackRock Advisors, LLC, previously filed with PEA 168 on April 29, 2016.
		(e)	Sub-Advisory Agreement dated April 30, 2010, between LIAC and BlackRock Financial Management, Inc., previously filed with PEA 132 on April 12, 2012.
		(f)	Sub-Advisory Agreement dated August 27, 2012, between LIAC and BlackRock Investment Management, LLC, previously filed with PEA 145 on April 30, 2013.
(i) Side Letter to Sub-Advisory Agreement dated June 16, 2020, between LIAC and BlackRock Investment Management, LLC, previously filed with PEA 211 on December 15, 2020.
(ii) Amendment to Schedule A to Sub-Advisory Agreement dated December 17, 2021, between LIAC and BlackRock Investment Management, LLC., previously filed with PEA 226 on April 29, 2022.
		(g)	Sub-Advisory Agreement dated January 1, 2017, between LIAC and BlackRock Investment Management, LLC, previously filed with PEA 211 on December 15, 2020.
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(i) Amendment to Schedule A to Sub-Advisory Agreement dated September 27, 2017, between LIAC and BlackRock Investment Management, previously filed with PEA 211 on December 15, 2020.
(h)	Reserved.
(i)	Sub-Advisory Agreement dated May 20, 2022 between LIAC and Channing Capital Management LLC, pre- viously filed with PEA 228 on July 18, 2022.
(i) Side Letter to Sub-Advisory Agreement dated May 20, 2022 between LIAC and Channing Capital Management LLC, previously filed with PEA 228 on July 18, 2022..
(j)	Sub-Advisory Agreement dated January 4, 2010, between LIAC and Delaware Management Company (cur- rently known as Delaware Investments Fund Advisers), previously filed with PEA 132 on April 30, 2012.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated March 1, 2021, between LIAC and Delaware Investments Fund Advisers, previously filed with PEA 219 on April 30, 2021.
(k)	Sub-Advisory Agreement dated May 1, 2010, between LIAC and Delaware Management Company (cur- rently known as Delaware Investments Fund Advisers), previously filed with PEA 132 on April 30, 2012.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2015, between LIAC and Delaware Investments Fund Advisers, previously filed with PEA 211 on December 15, 2020.
(l)	Sub-Advisory Agreement dated October 1, 2014, between LIAC and Delaware Investments Fund Advisers, previously filed with PEA 164 on January 8, 2016.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated May 1, 2017, between LIAC and Delaware Investments Fund Advisers, previously filed with PEA 211 on December 15, 2020.
(m)	Assignment and Assumption of Sub-Advisory Agreements, dated June 20, 2013, between LIAC and Dela- ware Management Company, previously filed with PEA 204 on April 16, 2020.
(n)	Reserved.
(o)	Amendment to Sub-Advisory Agreements, dated January 10, 2019, between LIAC and Delaware Invest- ments Fund Advisers, previously filed with PEA 199 on April 30, 2019.
(p)	Sub-Advisory Agreement dated May 1, 2015, between LIAC and Dimensional Fund Advisors LP, previously filed with PEA 162 on April 30, 2015.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated March 10, 2021, between LIAC and Dimensional Fund Advisers LP, previously filed with PEA 219 on April 30, 2021.
(q)	Sub-Advisory Agreement dated April 30, 2014, between LIAC and Franklin Advisers, Inc., previously filed with PEA 152 on April 30, 2014.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated April 1, 2018, between LIAC and Franklin Advisers, Inc., previously filed with PEA 186 on April 30, 2018.
(r)	Amended & Restated Sub-Advisory Agreement dated August 7, 2021, between LIAC and Franklin Advis- ers, Inc., previously filed with PEA 225 on September 7, 2021.
(s)	Sub-Advisory Agreement dated January 27, 2016, between LIAC and Franklin Mutual Advisers, LLC, previ- ously filed with PEA 168 on April 29, 2016.
(t)	Sub-Advisory Agreement dated April 30, 2014, between LIAC and Goldman Sachs Asset Management, L.P., previously filed with PEA 152 on April 30, 2014.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated April 14, 2017, between LIAC and Goldman Sachs Asset Management, L.P., previously filed with PEA 178 on April 28, 2017.
(u)	Sub-Advisory Agreement dated February 8, 2019, between LIAC and Invesco Advisers Inc. previously filed with PEA 199 on April 30, 2019.
(v)	Sub-Advisory Agreement dated February 8, 2019, between LIAC and Invesco Capital Management LLC, previously filed with PEA 199 on April 30, 2019.
(w)	Sub-Advisory Agreement dated September 21, 2012, between LIAC and J.P. Morgan Investment Manage- ment Inc., previously filed with PEA 145 on April 30, 2013.
(i) Amendment to Sub-Advisory Agreement dated August 31, 2018, between LIAC and J.P. Morgan Investment Management Inc., previously filed with PEA 211 on December 15, 2020.
(ii) Amendment to Sub-Advisory Agreement dated August 31, 2018, between LIAC and J.P. Morgan Investment Management Inc., previously filed with PEA 211 on December 15, 2020.
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(iii)
Amendment to Schedule A to Sub-Advisory Agreement dated March 24, 2022, between LIAC and
J.P. Morgan Investment Management, Inc., previously filed with the Trust’s Registration State-
ment on Form N-14 on April 18, 2022.

(x)	Sub-Advisory Agreement dated April 30, 2010, between LIAC and J.P. Morgan Investment Management Inc., previously filed with PEA 132 on April 30, 2012.
(i) Amendment to Sub-Advisory Agreement dated August 31, 2018, between LIAC and J.P. Morgan Investment Management Inc., previously filed with PEA 211 on December 15, 2020.
(ii) Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2019, between LIAC and J.P. Morgan Investment Management, Inc., previously filed with PEA 211 on December 15, 2020.
(y)	Sub-Advisory Agreement dated April 30, 2018, between LIAC and Loomis, Sayles & Company, L.P., previ- ously filed with PEA 211 on December 15, 2020.
(z)	Sub-Advisory Agreement dated October 30, 2018, between LIAC and Massachusetts Financial Services Company, previously filed with PEA 211 on December 15, 2020.
(aa)	Sub-Advisory Agreement dated October 1, 2010, between LIAC and Massachusetts Financial Services Company, previously filed with PEA 132 on April 30, 2012.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated September 30, 2020, between LIAC Massachusetts Financial Services Company, previously filed with PEA 211 on December 15, 2020.
(bb)	Sub-Advisory Agreement dated April 30, 2007, between LIAC and Massachusetts Financial Services Com- pany, previously filed with PEA 132 on April 30, 2012.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated January 1, 2022, between LIAC and Massachusetts Financial Services Company, previously filed with PEA 226 on April 29, 2022.
(cc)	Sub-Advisory Agreement dated May 1, 2016, between LIAC and Milliman Financial Risk Management LLC, previously filed with PEA 168 on April 29, 2016.
(i) Amendment to Sub-Advisory Agreement dated October 1, 2017, between Milliman Financial Risk Management LLC, previously filed with PEA 211 on December 15, 2020.
(ii) Amendment to Schedule A to the Sub-Advisory Agreement dated May 1, 2020, between LIAC and Milliman Financial Risk Management LLC, previously filed with PEA 205 on April 29, 2020.
(dd)	Sub-Advisory Agreement dated March 1, 2021, between LIAC and Milliman Financial Risk Management LLC, previously filed with PEA 219 on April 30, 2021.
(i) Amendment to Schedule A to the Sub-Advisory Agreement dated June 18, 2021, between LIAC and Milliman Financial Risk Management LLC, previously filed with PEA 225 on September 7, 2021.
(ee)	Sub-Advisory Agreement dated July 12, 2011, between LIAC and Mondrian Investment Partners Limited, previously filed with PEA 132 on April 30, 2012.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated July 1, 2021, between LIAC and Mondrian Investment Partners Limited, previously filed with PEA 225 on September 7, 2021.
(ff)	Sub-Advisory Agreement dated July 12, 2011, between LIAC and Mondrian Investment Partners Limited, previously filed with PEA 132 on April 30, 2012.
(i) Amendment to Schedule A to Sub-Advisory Agreement dated July 1, 2021, between LIAC and Mondrian Investment Partners Limited, previously filed with PEA 225 on September 7, 2021.
(gg)	Sub-Advisory Agreement dated April 30, 2014, between LIAC and Pacific Investment Management Com- pany LLC, previously filed with PEA 152 on April 30, 2014.
(i) Amendment to Sub-Advisory Agreement dated September 20, 2021, between LIAC and Pacific Investment Management Company LLC, previously filed with PEA 226 on April 29, 2022.
(hh)	Reserved.
(ii)	Sub-Advisory Agreement effective April 28, 2020, between LIAC and Schroder Investment Management North America Inc., previously filed with PEA 205 on April 29, 2020.
(jj)	Sub-Advisory Agreement dated April 30, 2008, between LIAC and SSGA Funds Management, Inc., previ- ously filed with PEA 152 on April 30, 2014.
(i) Amendment to Schedule A to the Sub-Advisory Agreement dated February 1, 2021, between LIAC and SSGA Funds Management, Inc., previously filed with PEA 219 on April 30, 2021.
3

		(ii)	Amendment to Schedule A to the Sub-Advisory Agreement dated April 1, 2021, between LIAC and SSGA Funds Management, Inc., previously filed with PEA 219 on April 30, 2021.
	(kk)	Sub-Advisory Agreement dated February 8, 2016, between LIAC and T. Rowe Price Associates, Inc., previ- ously filed with PEA 168 on April 29, 2016.
		(i)	Amendment to Sub-Advisory Agreement dated March 8, 2016, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 190 on September 28, 2018.
		(ii)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2019, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 211 on December 15, 2020.
	(ll)	Sub-Advisory Agreement dated February 1, 2018, between LIAC and T. Rowe Price Associates, Inc., previ- ously filed with PEA 182 on January 31, 2018.
		(i)	Amendment to Schedule A to Sub-Advisory Agreement dated April 6, 2020, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 205 on April 29, 2020.
	(mm)	Sub-Advisory Agreement dated April 30, 2007, between LIAC and T. Rowe Price Associates, Inc., previ- ously filed with PEA 132 on April 30, 2012.
		(i)	Amendment to Schedule A to Sub-Advisory Agreement dated September 13, 2017, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 186 from April 30, 2018.
	(nn)	Sub-Advisory Agreement dated April 30, 2007, between LIAC and T. Rowe Price Associates, Inc., previ- ously filed with PEA 132 on April 30, 2012.
		(i)	Amendment to Sub-Advisory Agreement dated March 8, 2016, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 186 on April 30, 2018.
		(ii)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2019, between LIAC and T. Rowe Price Associates, Inc., previously filed with PEA 211 on December 15, 2020.
	(oo)	Sub-Advisory Agreement dated September 21, 2012, between LIAC and Templeton Investment Counsel, LLC, previously filed with PEA 145 on April 30, 2013.
		(i)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2015, between LIAC and Templeton Investment Counsel, LLC, previously filed with PEA 211 on December 15, 2020.
	(pp)	Sub-Advisory Agreement dated April 30, 2007, between LIAC and Wellington Management Company, LLP, previously filed with PEA 132 on April 30, 2012.
		(i)	Amendment to Schedule A to Sub-Advisory Agreement dated July 1, 2017, between LIAC and Wellington Management Company, LLC, previously filed with PEA 211 on December 15, 2020.
	(qq)	Sub-Advisory Agreement dated April 30, 2007, between LIAC and Wellington Management Company, LLP, previously filed with PEA 132 on April 30, 2012.
		(i)	Amendment to Schedule A to Sub-Advisory Agreement dated October 1, 2018, between LIAC and Wellington Management Company, LLP, previously filed with PEA 192 on October 31, 2018.
	(rr)	Sub-Advisory Agreement dated July 31, 2020, between LIAC and Western Asset Management Company, LLC, previously filed with PEA 211 on December 15, 2020.
(5)	Sub-Sub-Advisory Contracts.
	(a)	Sub-Sub-Advisory Agreement dated March 13, 2017, between BlackRock Financial Management Inc. and BlackRock International Limited, previously filed with PEA 219 on April 30, 2021.
	(b)	Sub-Sub-Advisory Agreement dated February 11, 2022, between BlackRock Investment Management and BlackRock Singapore Limited, previously filed with PEA 226 on April 29, 2022.
(c)
Sub-Sub-Advisory Agreement dated April 30, 2019, between Delaware Investments Fund Advisers and
Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), previously filed with PEA 219 on
April 30, 2021.

		(i)	Amendment to Sub-Sub-Advisory Agreement dated October 2, 2020, between Delaware Invest- ments Fund Advisers and MIMAK previously filed with PEA 219 on April 30, 2021.
		(ii)	Amendment to Sub-Sub-Advisory Agreement dated May 1, 2021, between Delaware Investments Fund Advisers and Macquarie Investment MIMAK, previously filed with PEA 225 on September 7, 2021.
(d)
Sub-Sub-Advisory Agreement dated April 30, 2019, between Delaware Investments Fund Advisers and
Macquarie Investment Management Global Limited (“MIMGL”), previously filed with PEA 219 on April 30,
2021.

4

(i) Amendment to Sub-Sub-Advisory Agreement dated October 2, 2020, between Delaware Invest- ments Fund Advisers and MIMGL, previously filed with PEA 219 on April 30, 2021.
(ii) Amendment to Sub-Sub-Advisory Agreement dated May 1, 2021 between Delaware Investments Fund Advisers and MIMGL, previously filed with PEA 225 on September 7, 2021.
(e)
Sub-Sub-Advisory Agreement dated April 30, 2019, between Delaware Investments Fund Advisers and
Macquarie Investment Management Europe Limited (“MIMEL”), previously filed with PEA 219 on April 30,
2021.

(i) Amendment to Sub-Sub-Advisory Agreement dated May 1, 2021 between Delaware Investments Fund Advisers and MIMEL, previously filed with PEA 225 on September 7, 2021.
(f)
Sub-Sub-Advisory Agreement dated April 30, 2019, between Delaware Investments Fund Advisers and
Macquarie Funds Management Hong Kong Limited (“MFMHKL”), previously filed with PEA 219 on April
30, 2021.

(i) Amendment to Sub-Sub-Advisory Agreement dated May 1, 2021 between Delaware Investments Fund Advisers and MFMHKL, previously filed with PEA 225 on September 7, 2021.
		(g)	Sub-Sub-Advisory Agreement dated April 30, 2014, between Franklin Advisers, Inc. and K2/D&S Manage- ment Co., L.L.C, previously filed with PEA 152 on April 30, 2014.
		(h)	Sub-Sub-Advisory Agreement dated April 30, 2014, between Franklin Advisers, Inc. and Templeton Invest- ment Counsel, LLC, previously filed with PEA 152 on April 30, 2014.
		(i)	Sub-Sub-Advisory Agreement dated April 30, 2014, between Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC, previously filed with PEA 152 on April 30, 2014.
(j)
Sub-Sub-Advisory Agreement dated April 28, 2020, between Schroder Investment Management North
America Inc. and Schroder Investment Management North America Limited, previously filed with PEA 219 on April 30, 2021.

	(6)	Other Sub-Advisory Contracts.
		(a)	Sub-Advisory Agreement between LIAC, LVIP BlackRock Global Allocation Fund Cayman Ltd., and BlackRock Investment Management, LLC, previously filed with PEA 197 on April 25, 2019.
(b)
Amended & Restated Sub-Advisory Agreement dated April 26, 2019, between LIAC, LVIP BlackRock
Global Allocation Fund Cayman Ltd., and BlackRock Investment Management, LLC, previously filed with
PEA 226 on April 29, 2022.

(e)	Underwriting Contracts.
	(1)	Principal Underwriting Agreement dated January 1, 2012, between LVIP Trust and LFD, previously filed with PEA 125 on April 9, 2012.
		(a)	Amendment to Schedule A to Principal Underwriting Agreement dated June 30, 2021, between LVIP Trust and LFD, previously filed with PEA 226 on April 29, 2022.
(f)	N/A
(g)	Custodian Agreements.
	(1)	Mutual Fund Custody and Services Agreement dated June 19, 2018, between LVIP Trust and State Street Bank and Trust Company, previously filed with Pre-Effective Amendment 1 on January 1, 2019.
		(a)	Amendment to Appendix A to Mutual Fund Custody Agreement dated November 18, 2021, between LVIP Trust and State Street Bank and Trust Company, previously filed with PEA 226 on April 29, 2022.
(h)	Other Material Contracts.
(1)
Fund Accounting and Financial Administration Agreement dated June 19, 2018, between LVIP Trust and State Street
Bank and Trust Company, previously filed with Pre-Effective Amendment 1 on January 1, 2019.

(a)
Amendment to Annex I to Fund Accounting and Financial Administration Agreement dated December 29,
2020, between LVIP Trust and State Street Bank and Trust Company, previously filed with PEA 225 on Sep-
tember 7, 2021.

	(2)	Administration Agreement dated January 1, 2015, between LVIP Trust and Lincoln Life, previously filed with PEA 175 on January 6, 2015.
		(a)	Amendment to Administration Agreement dated May 1, 2017, between LVIP Trust and Lincoln Life, previ- ously filed with PEA 186 on April 30, 2018.
	(3)	Amended and Restated Expense Limitation Agreement dated April 26, 2019, between LIAC and LVIP Trust, previ- ously filed with PEA 197 on April 25, 2017.
5

	(a)	Amendment to Schedule A of Amended and Restated Expense Limitation Agreement dated June 17, 2022, previously filed with the Trust’s Registration Statement on Form N-14 on July 8, 2022.
(4)	Advisory Fee Waiver Agreement dated March 7, 2013, between LIAC and LVIP Trust, previously filed with PEA 145 on April 30, 2013.
	(a)	Amendment to Schedule A to the Advisory Fee Waiver Agreement dated June 17, 2022, previously filed with the Trust’s Registration Statement on Form N-14 on July 8, 2022.
(5)	Administrative Services Agreement dated July 30, 2010, between Capital Research and Management Company and LIAC
(6)	Consulting Agreements
	(a)	Consulting Agreement dated January 1, 2018, between LIAC and Goldman Sachs Asset Management, L.P., previously filed with PEA 186 on April 30, 2018.
(7)	Participation Agreements
	(a)	Fund Participation Agreement dated May 1, 2003, between Lincoln Life and LVIP Trust, previously filed with PEA 13 on April 4, 2003.
	(b)	Amendment to Fund Participation Agreement effective February 1, 2021, between Lincoln Life and LVIP Trust, previously filed with PEA 219 on April 30, 2021.
	(c)	Fund Participation Agreement dated May 1, 2003, including certain amendments, between Lincoln New York and LVIP Trust, previously filed with PEA 13 on April 4, 2003.
	(d)	Amendment effective May 1, 2014 to the Fund Participation Agreement, between Lincoln New York and LVIP Trust, previously filed with PEA 152 on April 30, 2014.
(e)
Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, Great-West Life & Annu-
ity Insurance Company, and First-Great West Life & Annuity Insurance Company, previously filed with PEA
41 on April 15, 2008.

(f)
Amendment to Fund Participation Agreement dated March 15, 2021 between LVIP Trust, LIAC, LFD and
Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New
York, previously filed with PEA 225 on September 7, 2021.

	(g)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and Nationwide Finan- cial Services, Inc., previously filed with PEA 41 on April 15, 2008.
	(h)	Amendment to Fund Participation Agreement dated March 10, 2009 between LVIP Trust, LIAC, LFD and Nationwide Financial Services, Inc., previously filed with PEA 225 on September 7, 2021.
	(i)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and New York Life Insur- ance and Annuity Corporation, previously filed with PEA 41 on April 15, 2008.
	(j)	Amendment to Fund Participation Agreement dated April 30, 2012 between LVIP Trust, LIAC, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.
	(k)	Amendment to Fund Participation Agreement dated April 1, 2013 between LVIP Trust, LIAC, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.
	(l)	Amendment to Fund Participation Agreement dated May 1, 2018 between LVIP Trust, LIAC, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.
	(m)	Amendment to Fund Participation Agreement dated November 1, 2019 between LVIP Trust, LIAC, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.
	(n)	Amendment to Fund Participation Agreement dated April 10, 2021 between LVIP Trust, LIAC, LFD and New York Life Insurance and Annuity Corporation, previously filed with PEA 225 on September 7, 2021.
	(o)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, Lincoln Investment Advisors and RiverSource Life Insurance Company, previously filed with PEA 41 on April 15, 2008.
	(p)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and Standard Insurance Company, previously filed with PEA 41 on April 15, 2008.
(q)
Fund Participation Agreement dated July 30, 2010 between LVIP Trust, Lincoln Life, Lincoln New York,
LIAC, American Funds Insurance Series, Capital Research and Management Company, Capital Income
Builder, Intermediate Bond Fund of America, Short-Term Bond Fund of America and American Funds Ser-
vice Company, previously filed with PEA 104 on April 12, 2011.

	(r)	Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LIAC, and AIG Life Insurance Company, previously filed with PEA 99 on April 6, 2011.
6

		(s)	Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LIAC, and American Interna- tional Life Assurance Company of New York, previously filed with PEA 99 on April 6, 2011.
(t)
Assignment dated November 30, 2010 of Fund Participation Agreement dated June 12, 2009 between LVIP
Trust, LFD, LIAC, and American International Life Assurance Company of New York to United States Life
Insurance Company in the City of New York, previously filed with PEA 99 on April 6, 2011.

		(u)	Amendment to Fund Participation Agreement dated March 15, 2021 between LVIP Trust, LIAC, LFD and American General Life Insurance Company, previously filed with PEA 225 on September 7, 2021.
(v)
Amendment to Fund Participation Agreement dated March 15, 2021 between LVIP Trust, LIAC, LFD and
The United States Life Insurance Company in the City of New York, previously filed with PEA 225 on Sep-
tember 7, 2021.

		(w)	Fund Participation Agreement dated May 28, 2009 between LVIP Trust, LFD, LIAC, and Commonwealth Annuity and Life Insurance Company, previously filed with PEA 99 on April 6, 2011.
		(x)	Fund Participation Agreement dated May 28, 2009 between LVIP Trust, LFD, LIAC, and First Allmerica Financial Life Insurance Company, previously filed with PEA 99 on April 6, 2011.
		(y)	Fund Participation Agreement dated April 26, 2021 between LVIP Trust, LFD, LIAC and Principal National Life Insurance Company, previously filed with PEA 225 on September 7, 2021.
		(z)	Fund Participation Agreement dated April 30, 2021 between LVIP Trust, LFD, LIAC and The Guardian Insur- ance & Annuity Company, Inc., previously filed with PEA 225 on September 7, 2021.
		(aa)	Fund Participation Agreement dated April 26, 2021 between LVIP Trust, LFD, LIAC and Allstate Life Insur- ance Company of New York, previously filed with PEA 228 on July 18, 2022.
(bb)
Master Fund Participation Agreement dated June 30, 2010 between LVIP Trust, Lincoln Life, Lincoln New
York, American Funds Insurance Series, Capital Research and Management Company, and American
Funds Service Company, previously filed with PEA 103 on April 12, 2011.

		(cc)	Form of Fund of Funds Participation Agreement Pursuant to SEC Exemptive Order under Section 12 of the Investment Company Act of 1940, previously filed with PEA 226 on April 29, 2022.
		(dd)	Form of Fund of Funds Operational Participation Agreement, previously filed with PEA 152 on April 30, 2014.
	(8)	Form of Indemnification Agreement, previously filed with PEA 125 on April 9, 2012.
(i)	Legal Opinion.
	(1)	Legal Opinion of Counsel dated April 1, 2003 regarding issuance of shares, previously filed with PEA 13 on April 4, 2003.
	(2)	Legal Opinion of Counsel dated April 27, 2007 regarding issuance of shares, previously filed with PEA 41 on April 15, 2008.
(j)	Other Opinions.
	(1)	Power of Attorney (LVIP Trust) dated March 8, 2022, previously filed with PEA 226 on April 29, 2022.
	(2)	Consent of Independent Registered Public Accounting Firm, previously filed with PEA 226 on April 29, 2022.
	(3)	Consent of Independent Registered Public Accounting Firm, previously filed with PEA 226 on April 29, 2022.
(k)	N/A
(l)	N/A
(m)	Rule 12b-1 Plan.
	(1)	Service Class Distribution and Service Plan, previously filed with PEA 141 on August 27, 2012.
		(a)	Amendment to Schedule I of the Service Class Distribution and Service Plan dated May 1, 2021, previ- ously filed with PEA 225 on September 7, 2021.
	(2)	Distribution Services Agreement dated May 1, 2008 between LVIP Trust and LFD, previously filed with PEA 141 on August 27, 2012.
		(a)	Amendment to Schedule A to the Distribution Services Agreement dated May 1, 2021, between LVIP Trust and LFD, previously filed with PEA 225 on September 7, 2021.
(n)	Rule 18f-3 Plan.
	(1)	Rule 18f-3 Multiple Class Plan approved September 15, 2015, previously filed with PEA 165 on January 8, 2016.
(o)	Reserved
(p)	Codes of Ethics.
7

(1)	Code of Ethics for LVIP Trust and LIAC, previously filed with PEA 205 on April 29, 2020.
(2)	Code of Ethics for LFD, previously filed with PEA 205 on April 29, 2020.
(3)	Code of Ethics for AllianceBernstein LP, previously filed with PEA 219 on April 30, 2021.
(4)	Code of Ethics for American Century Investment Management, Inc., previously filed with PEA 226 on April 29, 2022.
(5)	Code of Ethics for BAMCO, Inc., previously filed with PEA 226 on April 29, 2022.
(6)	Code of Ethics for BlackRock affiliated companies, previously filed with PEA 219 on April 30, 2021.
(7)	Code of Ethics for Capital Research and Management Company, previously filed with PEA 219 on April 30, 2021.
(8)	Code of Ethics for Channing Capital Management, LLC, previously filed with PEA 228 on July 18, 2022.
(9)	Code of Ethics for ClearBridge Investments, LLC, previously filed with PEA 226 on April 29, 2022.
(10)	Code of Ethics for Dimensional Fund Advisors LP, previously filed with PEA 226 on April 29, 2022.
(11)	Code of Ethics for Franklin affiliated companies, previously filed with PEA 226 on April 29, 2022.
(12)	Code of Ethics for Goldman Sachs Asset Management, L.P., previously filed with PEA 226 on April 29, 2022.
(13)	Code of Ethics for Invesco affiliated entities., previously filed with PEA 226 on April 29, 2022.
(14)	Code of Ethics for J.P. Morgan Investment Management Inc. and affiliated companies, previously filed with PEA 219 on April 30, 2021.
(15)	Code of Ethics for Loomis, Sayles & Company, L.P., previously filed with PEA 219 on April 30, 2021.
(16)	Code of Ethics for Macquarie Investment Management, Delaware Funds by Macquarie and Optimum Funds Trust, previously filed with PEA 211 on December 11, 2020.
(17)	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG, previously filed with PEA 219 on April 30, 2021.
(18)	Code of Ethics for Macquarie Investment Management Global Limited, previously filed with PEA 219 on April 30, 2021.
(19)	Code of Ethics for Massachusetts Financial Services Company, previously filed with PEA 226 on April 29, 2022.
(20)	Code of Ethics for Milliman Financial Risk Management LLC, previously filed with PEA 219 on April 30, 2021.
(21)	Code of Ethics for Mondrian Investment Partners Limited, previously filed with PEA 226 on April 29, 2022.
(22)	Code of Ethics for Pacific Investment Management Company LLC, previously filed with PEA 226 on April 29, 2022.
(23)	Code of Ethics for Schroder Investment Management North America Inc., previously filed with PEA 226 on April 29, 2022.
(24)	Code of Ethics for SSGA Funds Management, Inc., previously filed with PEA 226 on April 29, 2022.
(25)	Code of Ethics for T. Rowe Price Group, Inc., previously filed with PEA 205 on April 29, 2020.
(26)	Code of Ethics for Wellington Management Company, LLP, previously filed with PEA 226 on April 29, 2022.
(27)	Code of Ethics for Western Asset Management Company, previously filed with PEA 170 on June 30, 2016.
iXBRL Exhibits
EX-101.INS	XBRL Instance Document — the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document.
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
Item 29. Persons Controlled by or Under Common Control with Registrant
A diagram of all persons under common control with the Registrant is incorporated by reference to Post-Effective Amendment No. 3 of the Registration Statement of The Lincoln National Life Insurance Company filed on Form N-4 (File No. 333-170695) on March 30, 2012.
See also “Purchase and Sale of Fund Shares” in the Prospectus disclosure forming Part A of this Registration Statement and “Control Persons and Principal Holders of Securities” in the Statement of Additional Information disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the shareholders of the Trust are The Lincoln National Life Insurance
8

Company for its Variable Annuity Accounts C, E, H, L, N, Q, T, W, JL-A, JF-I, and JF-II; and for its Flexible Premium Variable Life Accounts D, G, K, M, R, S, Y, JF-A, and JA-C; and for its Separate Account A; and Lincoln Life & Annuity Company of New York for its Variable Annuity Accounts C, H, L, and N and for its Flexible Premium Variable Life Accounts M, R, S, Y, and JA-B; and certain non-registered separate accounts of The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York. Shareholders of the Trust may also include certain unaffiliated insurance companies with respect to the LVIP Baron Growth Opportunities Fund, LVIP SSGA Bond Index Fund, LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, and LVIP SSGA International Index Fund. Certain “fund of funds” of the Trust may also invest in other of the Trust's series of funds.
No persons are controlled by the Registrant.
Item 30. Indemnification
As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) and pursuant to Article VII, Section 2 of the Trust's Agreement and Declaration of Trust (Exhibit 28(a) to the Registration Statement) and Article VI of the Trust's By-Laws (Exhibit 28(b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands. The Independent Trustees have entered into an Indemnification Agreement with the Trust which obligates the Trust to indemnify the Independent Trustees in certain situations and which provides the procedures and presumptions with respect to such indemnification obligations.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933” Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
The Registrant has purchased an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.
Section 9 of the Investment Management Agreements (Exhibits 28(d)(1) and (2) to the Registration Statement) limits the liability of Lincoln Investment Advisors Corporation (“LIAC”) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by LIAC of its respective obligations and duties under the Agreements. Certain other agreements to which the Trust is a party also contain indemnification provisions.
The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with SEC Release No. 11330 so long as the interpretations of Sections 17(h) and 17(i) of the 1940 Act remain in effect and are consistently applied.
Item 31. Business and Other Connections of Investment Adviser
Information pertaining to any business and other connections of Registrant’s adviser, LIAC, is hereby incorporated by reference from the sections captioned “Investment Adviser” or “Investment Adviser and Subadviser” in the Prospectus and Statement of Additional Information (“SAI”) disclosures forming Parts A and B, respectively, of this Registration Statement, and Item 7 of Part II of LIAC’s Form ADV filed separately with the SEC.
Information regarding any business and other connections of the Registrant's sub-advisers (collectively, the “Sub-Advisers”) is incorporated by reference from the sections captioned “Investment Adviser and Subadvisers” of the Prospectus and SAI disclosures forming Parts A and B, respectively, of this Registration Statement and Item 7 of Part II of the Subadvisers’ Forms ADV filed separately with the SEC. The Sub-Advisers include:
•
AllianceBernstein L.P.;
•
American Century Investment Management, Inc.;
•
BAMCO, Inc.;
•
BlackRock Advisors, LLC;
•
BlackRock Financial Management, Inc.;
9

•
BlackRock Investment Management, LLC;
•
Channing Capital Management, LLC;
•
Clearbridge Investments LLC;
•
Delaware Investments Fund Advisers;
•
Dimensional Fund Advisors LP;
•
Franklin Advisers, Inc.;
•
Franklin Mutual Advisers, LLC;
•
Goldman Sachs Asset Management, L.P.;
•
Invesco Advisers Inc.;
•
Invesco Capital Management LLC;
•
JPMorgan Investment Management Inc.;
•
Loomis, Sayles & Company, L.P.;
•
Massachusetts Financial Services Company;
•
Milliman Financial Risk Management LLC;
•
Mondrian Investment Partners Limited;
•
Pacific Investment Management Company LLC;
•
Schroder Investment Management North America Inc.;
•
SSGA Funds Management, Inc.;
•
T. Rowe Price Associates, Inc.;
•
Templeton Investment Counsel, LLC;
•
Wellington Management Company, LLP; and,
•
Western Asset Management Company.
Information concerning the other businesses, professions, vocations, and employment of a substantial nature during the past two years of the directors and officers of LIAC and the Sub-Advisers is incorporated by reference to Schedule A and Schedule D of LIAC’s Form ADV and the respective Forms ADV for the Sub-Advisers.
Item 32. Principal Underwriters
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as principal underwriter for the Trust. LFD also serves as the principal underwriter for: Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln Life Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; Lincoln Life Flexible Premium Variable Life Account Z; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; and Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C.
LFD also serves as principal underwriter for: Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life & Annuity Flexible Premium Variable Life Account Y; and Lincoln Life & Annuity Flexible Premium Variable Life Account Z.
(b) Directors and Principal Officers of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter	Positions and Offices with Trust
John C. Kennedy	Director, Chief Executive Officer, and President	N/A
William A. Nash	Director and Senior Vice President	N/A
Timothy J. Seifert, Jr.	Director and Senior Vice President	N/A
Andrew J. Bucklee	Director and Senior Vice President	N/A
Thomas O'Neill	Senior Vice President, Chief Operating Officer, and Head of Financial Institutions Group	N/A
Shantanu Mishra	Senior Vide President, Treasurer	N/A
Paul T. Chryssikos	Senior Vice President	N/A
Ellen J. Duffy	Senior Vice President	N/A
10

Name	Positions and Offices with Underwriter	Positions and Offices with Trust
Daniel P. Herr	Senior Vice President	N/A
Ronald A. Holinsky	Senior Vice President	Senior Vice President, Secretary and Chief Legal Officer
Kathleen B. Kavanaugh	Senior Vice President	N/A
Patrick J. Lefemine	Senior Vice President	N/A
Aadil T. Lokhandwala	Senior Vice President	N/A
Richard D. Spenner	Senior Vice President	N/A
Daniel P. Wellock	Senior Vice President	N/A
Claire H. Hanna	Secretary	N/A
LFD’s Principal Business address is 150 N. Radnor-Chester Road, Radnor PA 19087.
(c)
N/A
Item 33. Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Adviser, LIAC, 150 N. Radnor-Chester Road, Radnor, PA 19087 and 1301 South Harrison Street, Fort Wayne, Indiana 46802, as well as the Subadvisers at:
•
AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105;
•
American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111;
•
BAMCO, Inc., 767 Fifth Avenue, New York, New York 10153;
•
BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809;
•
BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022;
•
BlackRock Investment Management, LLC, 40 East 52nd Street, New York, New York 10022;
•
Clearbridge Investments LLC, 620 8th Avenue, New York, NY 10018;
•
Channing Capital Management, LLC, 10 S. LaSalle, Suite 2401, Chicago, IL 60603;
•
Delaware Investments Fund Advisors, 2005 Market Street, Philadelphia, Pennsylvania 19103;
•
Dimensional Fund Advisors, L.P., 6300 Bee Cave Road, Building One, Austin, TX 78746,
•
Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403-1906;
•
Franklin Mutual Advisers, LLC, 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078;
•
Goldman Sachs Asset Management, L.P., 200 West Street, 15th Floor, New York, NY 10282;
•
Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, Georgia 30309;
•
Invesco Capital Management LLC, 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515;
•
JPMorgan Investment Management Inc., 270 Park Avenue, New York, New York 10017;
•
Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111;
•
Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116;
•
Milliman Financial Risk Management LLC, 71 S. Wacker Drive, 31st Floor, Chicago, Illinois 60606;
•
Mondrian Investment Partners Limited, 80 Cheapside, London EC2V6EE;
•
Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660;
•
Schroder Investment Management North America Inc., 7 Bryant Park, New York, NY 10018
•
SSGA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111;
•
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202;
•
Templeton Investment Counsel, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394;
•
Wellington Management Company, LLP 75 State Street, Boston, Massachusetts 02111; and,
•
Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, California 91101.
and former Subadvisers at:
•
AQR Capital Management, LLC, Two Greenwich Plaza, 4th Floor, Greenwich, CT 06830;
•
CBRE Clarion Securities LLC, 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087;
•
Cohen & Steers Capital Management, 280 Park Avenue, New York, New York 10017;
•
Columbia Management Investment Advisers, LLC, One Financial Center, Boston, Massachusetts 02111;
•
Franklin Advisory Services, LLC, 55 Challenger Road, Suite 501, Ridgefield Park, New Jersey 07660;
•
Ivy Investment Management Company, 6300 Lamar Avenue, Shawnee Mission, KS 66201;
•
Janus Capital Management LLC, 100 Fillmore Street, Denver, Colorado 80206;
11

•
Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660;
•
QS Investors, LLC, 880 Third Avenue, 7th Floor, New York, New York 10022;
•
Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312; and,
•
UBS Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, New York 10019.
Also, the Trust’s administrator, The Lincoln National Life Insurance Company, 1301 South Harrison Street, Fort Wayne, Indiana 46802; the Trust’s custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111; and the Trust’s accounting services provider, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.
12

SIGNATURE PAGE
Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 229 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Fort Wayne, and State of Indiana, on this 22nd day of December, 2022.
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
By: /s/Benjamin A. Richer Benjamin A. Richer Senior Vice President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated above.
Signature		Title
By:	/s/Jayson R. Bronchetti* Jayson R. Bronchetti	Chairman of the Board, Trustee and President (Principal Executive Officer)
By:	/s/William P. Flory, Jr. William P. Flory, Jr.	Chief Accounting Officer (Principal Accounting Officer and Principal Financial Officer)
/s/Steve A. Cobb* Steve A. Cobb		Trustee
/s/Ken C. Joseph* Ken C. Joseph		Trustee
/s/Barbara L. Lamb* Barbara L. Lamb		Trustee
/s/Gary D. Lemon* Gary D. Lemon		Trustee
/s/Thomas A. Leonard* Thomas A. Leonard		Trustee
/s/Charles I. Plosser* Charles I. Plosser		Trustee
/s/Pamela L. Salaway* Pamela L. Salaway		Trustee
/s/Manisha A. Thakor* Manisha A. Thakor		Trustee
/s/Brian W. Wixted* Brian W. Wixted		Trustee
/s/Nancy B. Wolcott* Nancy B. Wolcott		Trustee
By:	/s/Benjamin A. Richer Benjamin A. Richer	Attorney-in-Fact
* Pursuant to a Power of Attorney dated March 8, 2022, filed with PEA 226 on April 29, 2022.